OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2009 through April 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer High
Yield Fund

--------------------------------------------------------------------------------
Semiannual Report | April 30, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   TAHYX
Class B   TBHYX
Class C   PYICX
Class R   TYHRX
Class Y   TYHYX
Class Z   TAHZX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              7
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          46
Notes to Financial Statements                                                 56
Approval of Investment Advisory Agreement                                     64
Trustees, Officers and Service Providers                                      68


                      Pioneer High Yield Fund | Semiannual Report | 4/30/10    1

President's Letter


Dear Shareowner,


Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer High Yield Fund | Semiannual Report | 4/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/10    3

Portfolio Management Discussion | 4/30/10

The high-yield market continued to thrive during the six months ended April
30, 2010, sustaining a rally that began in early 2009. Pioneer High Yield Fund posted a strong return during the period. In the following interview, portfolio managers Tracy Wright and Andrew Feltus describe the market backdrop and the factors behind the Fund's performance during the period.

Q  How did the Fund perform during the six months ended April 30, 2010?

A For the six months ended April 30, 2010, Pioneer High Yield Fund Class A shares had a total return of 14.30% at net asset value, compared with returns of 11.65%, 21.85%, and 20.41%, respectively, for the Fund's benchmarks, the Bank of America (BOFA)/Merrill Lynch (ML) High Yield Master II Index, the BOFA ML All Convertibles Speculative Quality Index, and the BOFA ML Index of Convertible Bonds (speculative quality). Over the same period, the average return of the 486 mutual funds in Lipper's High Current Yield category was 10.79%.

Q What was the investment environment like for high-yield bonds over the six months ended April 30, 2010?

A It continued to be very good. High-yield securities posted a positive return during each month of the six-month period. In fact, through April 30, 2010, we've actually seen 14 consecutive months of positive returns for high yield. Economic data continues to be encouraging and the capital markets were open, thus maintaining a bullish liquidity market. Across-the-board cost cutting programs also helped to boost corporate earnings. Within an environment of very low short-term interest rates, many companies in the high-yield market were able to refinance their outstanding debt at lower prevailing rates that were still attractive enough to entice investors looking for yield. There was a healthy stream of new issuance within high yield that was absorbed by investors who were heartened by a growing number of credit-rating upgrades, and the secondary market also was active. Evidence emerged that defaults were peaking at the same time that forecasts called for fewer bankruptcies in 2010. Mergers and acquisitions started to pick up at the same time that there were fewer entries into the distressed securities market.

Q What were the key factors in the Fund's performance relative to the overall market during the six months ended April 30, 2010?

A The Fund's exposure to convertible securities and equities contributed to performance, as both asset classes outperformed the high-yield market. Security selection within high yield also helped. At the sector level, the Fund


4    Pioneer High Yield Fund | Semiannual Report | 4/30/10
   benefited from overweighting real estate and from underweighting autos, cyclical services and utilities. On the downside, the Fund's underweight in CCC-rated issues detracted from performance over the six-month period, as did an overweight to capital goods and underweights in banking and media.

Q What was your investments strategy for the Fund during the six months ended April 30, 2010?

A We continued to employ a diversified strategy, looking to achieve total return for the Fund by utilizing companies' entire capital structure, including convertible bonds, equities and bank loans, along with generic high-yield bonds. We increased the Fund's equity and equity-linked exposure (in the form of convertible securities) because we felt that valuations in those markets continued to be attractive relative to high yield. We also have been slightly increasing the Fund's allocation to bank loans, as we believe rising interest rates should boost returns in that sector.

Q Which Fund holdings contributed the most to the Fund's relative performance during the six months ended April 30, 2010, and which holdings detracted?

A Bonds and preferred stock issued by Forest City Enterprises, a real estate operator, performed well after the company demonstrated improved liquidity. The common stock of chemical company Georgia Gulf also helped the Fund's performance as the company's end markets continued to firm up. The convertible bonds of WESCO International, an industrial distributor, rose on the strength of improving business fundamentals for this late-cyclical business and also aided the Fund's performance.

   Detractors from performance included the common stock of SandRidge Energy, an oil and natural gas exploration and production company, which lagged because of concerns about the outlook for natural gas prices. In a similar vein, Hercules Offshore, an oil and natural gas services company, lagged due to worries about natural gas drilling prospects. The convertible bonds of SunPower, a solar power panel manufacturer, underperformed on doubts that existing government subsidies for solar power would be sustained. Esco Technologies, a manufacturer of smart-grid meters, also posted relatively weak results and detracted from the Fund's performance during the six-month period.

Q  What's your outlook?

A We continue to believe that the U.S. economy will achieve growth in gross domestic product (GDP) in the range of 3% to 4%, driven by the corporate sector and consumers who are showing renewed spending activity. At the margins, U.S. GDP growth may be somewhat lower than we had expected at the beginning of the year, due to reduced global growth expectations that


                      Pioneer High Yield Fund | Semiannual Report | 4/30/10    5
   reflect tighter policies within several international markets. For example, China has increased its reserve requirements and deficit-reduction measures have been implemented in some less-developed European Union countries, including Spain, Portugal and Greece.

   Inflation is not an immediate concern, but could pose a significant intermediate threat if monetary and fiscal stimulus and the deteriorating government debt situation are not managed effectively. We believe we are likely to see easy monetary policy through 2010, in light of continued high levels of unemployment, and believe the Federal Reserve Board may begin to raise rates by the end of the year. We continue to focus on security selection, which we believe will represent the primary means for potential outperformance in 2010, given the greater stability of the market environment relative to the past few years.

Please refer to the Schedule of Investments on pages 18-45 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Portfolio Summary | 4/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                    47.9%
Convertible Corporate Bonds             19.7%
U.S. Common Stocks                      14.7%
Temporary Cash Investments               7.3%
Preferred Stocks                         5.2%
Senior Secured Loans                     5.0%
Asset Backed Securities                  0.1%
Collateralized Mortgage Obligations      0.1%



Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                             20.1%
Consumer Discretionary                  15.5%
Financials                              13.4%
Materials                               12.4%
Energy                                  12.3%
Health Care                             10.6%
Information Technology                   5.7%
Telecommunication Services               3.9%
Utilities                                3.7%
Consumer Staples                         2.4%



                      Pioneer High Yield Fund | Semiannual Report | 4/30/10    7

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on S&P ratings)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                      2.2%
BB                                      27.7%
B                                       48.2%
CCC & Lower                             14.9%
Not Rated                                5.6%
Cash Equivalents                         1.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

    1.    Tesoro Corp., 6.625%, 11/1/15                                    2.53%
--------------------------------------------------------------------------------
    2.    Forest City Enterprises, Inc., 6.5%, 2/1/17                      2.31
--------------------------------------------------------------------------------
    3.    Forest City Enterprises, Inc., 7.0%, 12/31/49                    1.98
--------------------------------------------------------------------------------
    4.    WESCO International, Inc., 6.0%, 9/15/29                         1.81
--------------------------------------------------------------------------------
    5.    Novelis, Inc., 7.25%, 2/15/15                                    1.74
--------------------------------------------------------------------------------
    6.    Interpublic Group Co., 4.25%, 3/15/23                            1.65
--------------------------------------------------------------------------------
    7.    Nova Chemicals Corp., 7.875%, 9/15/25                            1.65
--------------------------------------------------------------------------------
    8.    Georgia Gulf Corp.                                               1.40
--------------------------------------------------------------------------------
    9.    Anixter International Corp., 5.95%, 3/1/15                       1.29
--------------------------------------------------------------------------------
   10.    Omnicare, Inc., 3.25%, 12/15/35                                  1.09
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Prices and Distributions | 4/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class         4/30/10           10/31/09
--------------------------------------------------------------------------------
       A          $  9.67            $ 8.69
--------------------------------------------------------------------------------
       B          $  9.72            $ 8.74
--------------------------------------------------------------------------------
       C          $  9.82            $ 8.83
--------------------------------------------------------------------------------
       R          $ 10.79            $ 9.70
--------------------------------------------------------------------------------
       Y          $  9.66            $ 8.69
--------------------------------------------------------------------------------
       Z          $  9.61            $ 8.65
--------------------------------------------------------------------------------

Distributions per Share: 11/1/09-4/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.2470              $ --              $ --
--------------------------------------------------------------------------------
       B            $ 0.2090              $ --              $ --
--------------------------------------------------------------------------------
       C            $ 0.2152              $ --              $ --
--------------------------------------------------------------------------------
       R            $ 0.2608              $ --              $ --
--------------------------------------------------------------------------------
       Y            $ 0.2662              $ --              $ --
--------------------------------------------------------------------------------
       Z            $ 0.2605              $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BOFA)/Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The Bank of America (BOFA)/Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Effective March 1, 2010, The Bank of America
(BOFA)/Merrill Lynch (ML) All-Convertibles Speculative Quality Index, an unmanaged index of high-yield U.S. convertible securities, was added as a benchmark for Pioneer High Yield Fund. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. You cannot invest directly in an index.

The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10-15.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/10    9

Performance Update | 4/30/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Bank of America (BOFA)/Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BOFA)/Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BOFA)/
Merrill Lynch (ML) All Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of April 30, 2010)
--------------------------------------------------------------------------------
                                           Net             Public
                                           Asset Value     Offering
Period                                     (NAV)           Price (POP)
--------------------------------------------------------------------------------
 10 Years                                    8.38%           7.88%
 5 Years                                     6.78            5.79
 1 Year                                     51.63           44.79
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
--------------------------------------------------------------------------------
                                            Gross           Net
--------------------------------------------------------------------------------
                                             1.25%           1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             BOFA ML            BOFA ML
         Pioneer            Index of          High Yield            BOFA ML
        High Yield     Convertible Bonds       Master II        All Convertible
          Fund        (Speculative Quality)     Index         (Speculative Quality)
-----------------------------------------------------------------------------------
4/00       9,550             10,000             10,000               10,000
          10,963              7,640             10,070                8,134
4/02      11,971              7,385             10,422                7,373
          12,763              8,084             11,214                7,804
4/04      15,044             10,059             12,867                9,963
          15,387              9,833             13,700                9,862
4/06      17,161             11,570             14,942               11,893
          19,219             13,149             16,796               13,541
4/08      19,328             12,497             16,657               13,142
          14,083              8,890             14,210                9,090
4/10      21,355             13,420             20,492               14,520


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Performance Update | 4/30/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BOFA)/Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BOFA)/Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BOFA)/Merrill Lynch (ML) All Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of April 30, 2010)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                    7.60%          7.60%
 5 Years                                     6.01           6.01
 1 Year                                     50.40          46.40
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             2.04%          2.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             BOFA ML            BOFA ML
         Pioneer            Index of          High Yield            BOFA ML
        High Yield     Convertible Bonds       Master II        All Convertible
          Fund        (Speculative Quality)     Index         (Speculative Quality)
-----------------------------------------------------------------------------------
4/00      10,000             10,000             10,000               10,000
          11,411              7,640             10,070                8,134
4/02      12,373              7,385             10,422                7,373
          13,085              8,084             11,214                7,804
4/04      15,311             10,059             12,867                9,963
          15,542              9,833             13,700                9,862
4/06      17,199             11,570             14,942               11,893
          19,135             13,149             16,796               13,541
4/08      19,105             12,497             16,657               13,142
          13,834              8,890             14,210                9,090
4/10      20,806             13,420             20,492               14,520


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    11

Performance Update | 4/30/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BOFA)/Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BOFA)/Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BOFA)/Merrill Lynch (ML) All Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of April 30, 2010)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                    7.57%          7.57%
 5 Years                                     6.03           6.03
 1 Year                                     50.51          50.51
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             1.98%          1.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                                                BOFA ML            BOFA ML
         Pioneer           BOFA ML            High Yield          Index of
        High Yield     All Convertible         Master II     Convertible Bonds
          Fund       (Speculative Quality)      Index       (Speculative Quality)
---------------------------------------------------------------------------------
4/00      10,000            10,000              10,000             10,000
          11,366             7,640              10,070              8,134
4/02      12,314             7,385              10,422              7,373
          13,040             8,084              11,214              7,804
4/04      15,252            10,059              12,867              9,963
          15,478             9,833              13,700              9,862
4/06      17,137            11,570              14,942             11,893
          19,058            13,149              16,796             13,541
4/08      19,019            12,497              16,657             13,142
          13,784             8,890              14,210              9,090
4/10      20,745            13,420              20,492             14,520


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Performance Update | 4/30/10                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BOFA)/Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BOFA)/Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BOFA)/Merrill Lynch (ML) All Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of April 30, 2010)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                    8.09%          8.09%
 5 Years                                     6.55           6.55
 1 Year                                     51.22          51.22
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             1.47%          1.47%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             BOFA ML            BOFA ML
         Pioneer            Index of          High Yield            BOFA ML
        High Yield     Convertible Bonds       Master II        All Convertible
          Fund        (Speculative Quality)     Index         (Speculative Quality)
-----------------------------------------------------------------------------------
4/00      10,000             10,000             10,000               10,000
          11,419              7,640             10,070                8,134
4/02      12,407              7,385             10,422                7,373
          13,165              8,084             11,214                7,804
4/04      15,560             10,059             12,867                9,963
          15,851              9,833             13,700                9,862
4/06      17,633             11,570             14,942               11,893
          19,681             13,149             16,796               13,541
4/08      19,746             12,497             16,657               13,142
          14,394              8,890             14,210                9,090
4/10      21,767             13,420             20,492               14,520


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares shown for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    13

Performance Update | 4/30/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BOFA)/Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BOFA)/Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BOFA)/Merrill Lynch (ML) All Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of April 30, 2010)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                    8.73%          8.73%
 5 Years                                     7.29           7.29
 1 Year                                     52.21          52.21
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             0.78%          0.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             BOFA ML            BOFA ML
         Pioneer            Index of          High Yield            BOFA ML
        High Yield     Convertible Bonds       Master II        All Convertible
          Fund        (Speculative Quality)     Index         (Speculative Quality)
-----------------------------------------------------------------------------------
4/00      10,000             10,000             10,000               10,000
          11,462              7,640             10,070                8,134
4/02      12,541              7,385             10,422                7,373
          13,423              8,084             11,214                7,804
4/04      15,835             10,059             12,867                9,963
          16,251              9,833             13,700                9,862
4/06      18,209             11,570             14,942               11,893
          20,483             13,149             16,796               13,541
4/08      20,681             12,497             16,657               13,142
          15,179              8,890             14,210                9,090
4/10      23,104             13,420             20,492               14,520


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Performance Update | 4/30/10                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BOFA)/Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BOFA)/Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BOFA)/Merrill Lynch (ML) All Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of April 30, 2010)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                    8.45%          8.45%
 5 Years                                     6.91           6.91
 1 Year                                     50.65          50.65
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             0.98%          0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             BOFA ML            BOFA ML
         Pioneer            Index of          High Yield            BOFA ML
        High Yield     Convertible Bonds       Master II        All Convertible
          Fund        (Speculative Quality)     Index         (Speculative Quality)
-----------------------------------------------------------------------------------
4/00      10,000             10,000             10,000               10,000
          11,476              7,640             10,070                8,134
4/02      12,530              7,385             10,422                7,373
          13,359              8,084             11,214                7,804
4/04      15,747             10,059             12,867                9,963
          16,106              9,833             13,700                9,862
4/06      17,963             11,570             14,942               11,893
          20,117             13,149             16,796               13,541
4/08      20,338             12,497             16,657               13,142
          14,934              8,890             14,210                9,090
4/10      22,497             13,420             20,492               14,520


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2012, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    15

Comparing Ongoing Fund Expenses


As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2009 through April 30, 2010.

------------------------------------------------------------------------------------------------------------------------------------
 Share Class                     A                B                C                R                Y                Z
------------------------------------------------------------------------------------------------------------------------------------
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 11/1/09
------------------------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $ 1,143.00       $ 1,137.50       $ 1,138.00       $ 1,141.00       $ 1,144.20       $ 1,143.00
 (after expenses)
 on 4/30/10
------------------------------------------------------------------------------------------------------------------------------------
 Expenses Paid              $     6.11       $    10.39       $     9.91       $     7.86       $     3.99       $     4.52
 During Period*
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.96%, 1.87%, 1.48%, 0.75% and 0.85% for class A, B, C, R, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


16    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Hypothetical Example for Comparison Purposes


The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2009 through April 30, 2010.

------------------------------------------------------------------------------------------------------------------------------------
 Share Class                     A                B                C                R                Y                Z
------------------------------------------------------------------------------------------------------------------------------------
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 11/1/09
------------------------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $ 1,019.09       $ 1,015.08       $ 1,015.52       $ 1,017.46       $ 1,021.08       $ 1,020.58
 (after expenses)
 on 4/30/10
------------------------------------------------------------------------------------------------------------------------------------
 Expenses Paid              $     5.76       $     9.79       $     9.35       $     7.40       $     3.76       $     4.26
 During Period*
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.96%, 1.87%, 1.48%, 0.75% and 0.85% for class A, B, C, R, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    17

Schedule of Investments | 4/30/10 (unaudited)


------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (d)    Ratings                                                      Value
------------------------------------------------------------------------------------------------------
                                            CONVERTIBLE CORPORATE BONDS -- 20.7%
                                            ENERGY -- 2.8%
                                            Coal & Consumable Fuels -- 0.6%
$ 23,263,000                      BB-/NR    Massey Energy Co., 3.25%, 8/1/15            $   19,569,999
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 0.6%
  11,960,000                       BB/NR    Exterran Holdings, Inc., 4.25%, 6/15/14     $   17,072,900
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 1.6%
  12,017,000                      BB-/NR    Bill Barrett Corp., 5.0%, 3/15/28           $   11,941,894
  12,850,000                       NA/NA    Carrizo Oil & Gas, Inc., 4.875%, 6/1/28         11,500,750
  25,565,000                      BB/Ba3    Chesapeake Energy Co., 2.5%, 5/15/37            21,059,169
   6,135,000                        B/NR    Penn Virginia Corp., 4.5%, 11/15/12              5,820,581
                                                                                        --------------
                                                                                        $   50,322,394
                                                                                        --------------
                                            Total Energy                                $   86,965,293
------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.2%
                                            Steel -- 0.2%
   5,200,000                      BB+/NR    Steel Dynamics Inc., 5.125%, 6/15/14        $    5,947,760
                                                                                        --------------
                                            Total Materials                             $    5,947,760
------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 4.6%
                                            Construction & Farm Machinery & Heavy Trucks -- 1.1%
  11,299,000                    CCC/Caa2    Greenbrier Co., Inc., 2.375%,
                                            5/15/26 (b)                                 $    9,886,625
  21,165,000                        B/B1    Navistar International Corp., 3.0%,
                                            10/15/14                                        24,815,963
                                                                                        --------------
                                                                                        $   34,702,588
------------------------------------------------------------------------------------------------------
                                            Electrical Component & Equipment -- 1.7%
   9,674,000                        B/B2    General Cable Corp., 4.5%, 11/15/29         $    9,746,555
  37,357,000                     BB+/Ba1    Roper Industries, Inc., 1.4813%, 1/15/34        28,204,535
   5,975,000                       NR/NR    SunPower Corp., 4.5%, 3/15/15                    5,534,045
  10,109,000                      BB-/NR    SunPower Corp., 4.75%, 4/15/14                   8,933,829
                                                                                        --------------
                                                                                        $   52,418,964
------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 1.8%
  32,627,000                        B/NR    WESCO International, Inc., 6.0%,
                                            9/15/29                                     $   53,752,983
                                                                                        --------------
                                            Total Capital Goods                         $  140,874,535
------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.5%
                                            Environmental & Facilities Services -- 0.5%
  12,475,000                       B/Ba3    Covanta Holding Co., 3.25%, 6/1/14          $   13,862,844
                                                                                        --------------
                                            Total Commercial Services & Supplies        $   13,862,844
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.9%
                                            Airlines -- 0.1%
   2,575,000                     CCC+/B3    Continental Airlines, Inc., 4.5%, 1/15/15   $    3,405,438
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer High Yield Fund | Semiannual Report | 4/30/10

---------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                            Marine -- 0.8%
$ 9,293,000                       NR/NR     DryShips, Inc., 5.0%, 12/1/14            $    9,432,395
 18,075,000                   CCC+/Caa2     Horizon Lines, Inc., 4.25%, 8/15/12          16,131,938
                                                                                     --------------
                                                                                     $   25,564,333
                                                                                     --------------
                                            Total Transportation                     $   28,969,771
---------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.7%
                                            Automobile Manufacturers -- 0.7%
 13,591,000                      CCC/B3     Ford Motor Co., 4.25%, 11/15/16          $   21,150,994
                                                                                     --------------
                                            Total Automobiles & Components           $   21,150,994
---------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.5%
                                            Homebuilding -- 0.5%
 12,580,000                     BB-/Ba3     D.R. Horton, Inc., 2.0%, 5/15/14         $   16,055,225
                                                                                     --------------
                                            Total Consumer Durables & Apparel        $   16,055,225
---------------------------------------------------------------------------------------------------
                                            MEDIA -- 2.0%
                                            Advertising -- 1.6%
 45,689,000                      B+/Ba2     Interpublic Group Co., 4.25%, 3/15/23    $   48,944,341
---------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.4%
 11,932,000                       B-/NR     Live Nation, Inc., 2.875%, 7/15/27       $   11,052,015
                                                                                     --------------
                                            Total Media                              $   59,996,356
---------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.2%
                                            Automotive Retail -- 0.2%
  5,825,000                     B-/Caa3     Sonic Automotive, Inc., 5.0%, 10/1/29    $    6,473,031
                                                                                     --------------
                                            Total Retailing                          $    6,473,031
---------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.4%
                                            Tobacco -- 0.4%
 10,065,000                     B-/Caa1     Alliance One International, Inc., 5.5%,
                                            7/15/14 (144A) (b)                       $   12,317,044
                                                                                     --------------
                                            Total Food, Beverage & Tobacco           $   12,317,044
---------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                            Health Care Equipment -- 0.7%
 26,516,000                      BB-/NR     Hologic, Inc., 2.0%, 12/15/37            $   23,864,400
---------------------------------------------------------------------------------------------------
                                            Health Care Services -- 1.2%
 37,665,000                       B+/B3     Omnicare, Inc., 3.25%, 12/15/35          $   32,250,656
---------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 0.2%
  5,270,000                       B-/NR     Inverness Medical Innovation, 3.0%,
                                            5/15/16                                  $    5,592,788
  1,240,000                       B-/NR     Inverness Medical Innovation, 3.0%,
                                            5/15/16 (144A)                                1,315,950
                                                                                     --------------
                                                                                     $    6,908,738
                                                                                     --------------
                                            Total Health Care Equipment & Services   $   63,023,794
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    19

--------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (d)    Ratings                                                        Value
--------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
                                             Biotechnology -- 0.9%
$ 10,500,000                       B-/NA     BioMarin Pharmaceutical, Inc., 1.875%,
                                             4/23/17                                      $   13,361,250
  19,255,000                       NA/NA     MannKind Corp., 3.75%, 12/15/13 (b)              12,563,888
                                                                                          --------------
                                                                                          $   25,925,138
                                                                                          --------------
                                             Total Pharmaceuticals & Biotechnology        $   25,925,138
--------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Consumer Finance -- 0.1%
   4,150,000                       NA/NA     Dollar Financial Corp., 2.875%,
                                             6/30/27 (144A) (b)                           $    3,792,063
                                                                                          --------------
                                             Total Diversified Financials                 $    3,792,063
--------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.0%
                                             Office Real Estate Investment Trust -- 0.8%
  14,100,000                       NR/NR     Alexandria Real Estate Equities, Inc.,
                                             3.7%, 1/15/27 (114A)                         $   13,818,000
   8,540,000                       NR/B1     Lexington Realty Trust, 6.0%,
                                             1/15/30 (144A)                                    9,549,428
                                                                                          --------------
                                                                                          $   23,367,428
--------------------------------------------------------------------------------------------------------
                                             Specialized Real Estate Investment Trust -- 0.2%
   4,785,000                      BB+/NR     Host Hotels & Resorts LP, 2.5%,
                                             10/15/29                                     $    6,178,631
                                                                                          --------------
                                             Total Real Estate                            $   29,546,059
--------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.3%
                                             Data Processing & Outsourced Services -- 0.0%
   1,200,000                       NR/WD     CSG Systems International, Inc., 2.5%,
                                             6/15/24                                      $    1,293,000
--------------------------------------------------------------------------------------------------------
                                             Internet Software & Services -- 0.3%
   7,849,000                        B/NR     SAVVIS, Inc., 3.0%, 5/15/12 (b)              $    7,436,928
                                                                                          --------------
                                             Total Software & Services                    $    8,729,928
--------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.8%
                                             Communications Equipment -- 0.6%
  13,650,000                        B/NR     CommScope, Inc., 3.25%, 7/1/15               $   18,529,875
--------------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.7%
   7,125,000                       B+/NR     L-1 Identity Solutions, Inc., 3.75%,
                                             5/15/27                                      $    6,768,750
  16,000,000                       NR/NR     Newport Corp., 2.5%, 2/15/12                     15,220,000
                                                                                          --------------
                                                                                          $   21,988,750
--------------------------------------------------------------------------------------------------------
                                             Technology Distributors -- 0.5%
  11,755,000                      BB-/NR     Anixter International, Inc., 1.0%, 2/15/13   $   11,828,469
   4,000,000                      BB-/NR     Anixter International, Inc., 1.0%,
                                             2/15/13 (144A)                                    4,025,000
                                                                                          --------------
                                                                                          $   15,853,469
                                                                                          --------------
                                             Total Technology Hardware & Equipment        $   56,372,094
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer High Yield Fund | Semiannual Report | 4/30/10

-------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount             Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS -- 0.4%
$ 8,817,000                           B-/NR     Advanced Micro Devices, Inc., 6.0%,
                                                5/1/15                                   $    8,497,384
  3,370,000                           B+/NR     ON Semiconductor Corp., 2.625%,
                                                12/15/26                                      3,466,888
                                                                                         --------------
                                                                                         $   11,964,272
                                                                                         --------------
                                                Total Semiconductors                     $   11,964,272
-------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 1.1%
                                                Alternative Carriers -- 0.6%
 15,670,000                           B-/B3     Time Warner Telecom, Inc., 2.375%,
                                                4/1/26                                   $   17,648,338
-------------------------------------------------------------------------------------------------------
                                                Integrated Telecommunication Services -- 0.5%
  5,775,000                           B+/NR     MasTec, Inc., 4.25%, 12/15/14            $    6,143,156
  8,963,000                           B+/NR     MasTec, Inc., 4.0%, 6/15/14                   9,467,163
                                                                                         --------------
                                                                                         $   15,610,319
                                                                                         --------------
                                                Total Telecommunication Services         $   33,258,657
-------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 0.2%
                                                Multi-Utilities -- 0.2%
  4,610,000                         BB+/Ba1     CMS Energy Corp., 5.5%, 6/15/29          $    5,693,350
                                                                                         --------------
                                                Total Utilities                          $    5,693,350
-------------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE CORPORATE BONDS
                                                (Cost $541,856,426)                      $  630,918,208
-------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------
                                                PREFERRED STOCKS -- 5.3%
                                                ENERGY -- 0.1%
                                                Oil & Gas Exploration & Production -- 0.1%
     40,000                                     SandRidge Energy, Inc., 8.5%, 12/31/99   $    4,560,000
                                                                                         --------------
                                                Total Energy                             $    4,560,000
-------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 0.4%
                                                Diversified Metals & Mining -- 0.4%
    115,700                                     Freeport-MC Copp., 6.75%, 5/1/10         $   12,333,389
                                                                                         --------------
                                                Total Materials                          $   12,333,389
-------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 0.3%
                                                Electrical Component & Equipment -- 0.3%
     68,400                                     General Cable Corp., 5.75%, 11/24/13     $    9,768,375
                                                                                         --------------
                                                Total Capital Goods                      $    9,768,375
-------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                                Health Care Supplies -- 0.7%
     74,693                                     Inverness Medica Corp. 3.0%, 12/31/49    $   20,316,496
                                                                                         --------------
                                                Total Health Care Equipment & Services   $   20,316,496
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    21

------------------------------------------------------------------------------------------------
             Floating    S&P/Moody's
 Shares      Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                         BANKS -- 0.8%
                                         Thrifts & Mortgage Finance -- 0.8%
  655,732                                Sovereign Cap Trust IV, 4.375%, 3/1/34   $   22,991,603
                                                                                  --------------
                                         Total Banks                              $   22,991,603
------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.4%
                                         Diversified Finance Services -- 0.4%
   13,840                                Bank of America Corp., 7.25%, 12/31/49   $   13,590,742
                                                                                  --------------
                                         Total Diversified Financials             $   13,590,742
------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 1.9%
                                         Real Estate Operating Companies -- 1.9%
  979,762                                Forest City Enterprises, Inc., 7.0%,
                                         12/31/49*                                $   58,948,360
                                                                                  --------------
                                         Total Real Estate                        $   58,948,360
------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.7%
                                         Multi-Utilities -- 0.7%
  253,300                                CMS Energy Corp., 4.5%, 12/31/49         $   22,797,000
                                                                                  --------------
                                         Total Utilities                          $   22,797,000
------------------------------------------------------------------------------------------------
                                         TOTAL PREFERRED STOCKS
                                         (Cost $139,043,235)                      $  165,305,965
------------------------------------------------------------------------------------------------
                                         COMMON STOCKS -- 15.4%
                                         ENERGY -- 0.7%
                                         Integrated Oil & Gas -- 0.3%
  222,600                                Marathon Oil Corp.                       $    7,156,590
------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- 0.3%
2,437,937                                Hercules Offshore, Inc.*                 $    9,654,231
------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 0.1%
  543,713                                SandRidge Energy, Inc.*(b)               $    4,083,285
                                                                                  --------------
                                         Total Energy                             $   20,894,106
------------------------------------------------------------------------------------------------
                                         MATERIALS -- 2.7%
                                         Commodity Chemicals -- 1.4%
2,028,606                                Georgia Gulf Corp.*(b)                   $   41,667,567
------------------------------------------------------------------------------------------------
                                         Construction Materials -- 0.2%
  169,094                                Texas Industries, Inc. (b)               $    6,398,517
------------------------------------------------------------------------------------------------
                                         Diversified Chemical -- 0.3%
  130,742                                FMC Corp.                                $    8,320,421
------------------------------------------------------------------------------------------------
                                         Diversified Metals & Mining -- 0.8%
  268,096                                Freeport-McMoRan Copper & Gold, Inc.
                                         (Class B)                                $   20,249,291
2,600,200                                Polymet Mining Corp.*                         5,590,430
                                                                                  --------------
                                                                                  $   25,839,721
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer High Yield Fund | Semiannual Report | 4/30/10

------------------------------------------------------------------------------------------------
            Floating   S&P/Moody's
 Shares     Rate (d)   Ratings                                                     Value
------------------------------------------------------------------------------------------------
                                        Steel -- 0.0%
   27,854                               KNIA Holdings, Inc.*                      $      216,146
                                                                                  --------------
                                        Total Materials                           $   82,442,372
------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 3.8%
                                        Aerospace & Defense -- 1.7%
  595,157                               BE Aerospace, Inc.*                       $   17,682,114
  276,503                               DigitalGlobe, Inc.*                            7,343,920
  321,000                               Geoeye, Inc.*(b)                               9,148,500
  211,875                               ITT Corp.                                     11,773,894
  365,300                               Orbital Sciences Corp.*                        6,714,214
                                                                                  --------------
                                                                                  $   52,662,642
------------------------------------------------------------------------------------------------
                                        Building Products -- 0.3%
  207,312                               Lennox International, Inc.                $    9,382,941
------------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery & Heavy Trucks -- 0.2%
  623,514                               Commercial Vehicle Group, Inc.*           $    5,848,561
------------------------------------------------------------------------------------------------
                                        Electrical Component & Equipment -- 0.7%
  259,100                               Cooper Industries Plc                     $   12,721,810
  321,400                               General Cable Corp.*(b)                        9,182,398
                                                                                  --------------
                                                                                  $   21,904,208
------------------------------------------------------------------------------------------------
                                        Industrial Machinery -- 0.9%
  318,480                               ESCO Technologies, Inc. (b)               $    9,825,108
  498,200                               Kennametal, Inc.                              16,370,852
                                                                                  --------------
                                                                                  $   26,195,960
                                                                                  --------------
                                        Total Capital Goods                       $  115,994,312
------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.8%
                                        Auto Parts & Equipment -- 0.8%
  312,971                               Lear Corp.*                               $   25,406,986
                                                                                  --------------
                                        Total Automobiles & Components            $   25,406,986
------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 1.5%
                                        Casinos & Gaming -- 0.9%
  392,222                               International Game Technology, Inc. (b)   $    8,268,040
  591,500                               Scientific Games Corp.*(b)                     8,700,965
  153,306                               WMS Industries, Inc.*(b)                       7,668,366
                                                                                  --------------
                                                                                  $   24,637,371
------------------------------------------------------------------------------------------------
                                        Restaurants -- 0.3%
  406,201                               Starbucks Corp.                           $   10,553,102
------------------------------------------------------------------------------------------------
                                        Specialized Consumer Services -- 0.3%
1,091,689                               Service Corp. International (b)           $    9,803,367
                                                                                  --------------
                                        Total Consumer Services                   $   44,993,840
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    23

------------------------------------------------------------------------------------------------
             Floating   S&P/Moody's
 Shares      Rate (d)   Ratings                                                    Value
------------------------------------------------------------------------------------------------
                                         RETAILING -- 0.3%
                                         Automotive Retail -- 0.2%
  210,574                                Sonic Automotive, Inc.*(b)               $    2,248,930
------------------------------------------------------------------------------------------------
                                         Department Stores -- 0.1%
  193,200                                J.C. Penney Co., Inc.                    $    5,635,644
                                                                                  --------------
                                         Total Retailing                          $    7,884,574
------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 0.2%
                                         Tobacco -- 0.2%
1,334,100                                Alliance One International, Inc.*(b)     $    6,790,569
                                                                                  --------------
                                         Total Food, Beverage & Tobacco           $    6,790,569
------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                         Health Care Supplies -- 0.1%
   70,500                                Inverness Medical Innovations, Inc.*     $    2,804,490
------------------------------------------------------------------------------------------------
                                         Managed Health Care -- 0.6%
  239,932                                AETNA, Inc.                              $    7,089,991
  204,500                                CIGNA Corp.                                   6,556,270
  208,700                                United Healthcare Group, Inc.                 6,325,697
                                                                                  --------------
                                                                                  $   19,971,958
                                                                                  --------------
                                         Total Health Care Equipment & Services   $   22,776,448
------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY -- 1.6%
                                         Life Sciences Tools & Services -- 1.6%
  158,756                                Bio-Rad Laboratories, Inc.*              $   17,731,458
  361,500                                Thermo Fisher Scientific, Inc.*              19,983,720
  170,947                                Waters Corp.*                                12,306,475
                                                                                  --------------
                                                                                  $   50,021,653
                                                                                  --------------
                                         Total Pharmaceuticals & Biotechnology    $   50,021,653
------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.2%
                                         Asset Management & Custody Banks -- 0.2%
  168,739                                Legg Mason, Inc.                         $    5,347,339
                                                                                  --------------
                                         Total Diversified Financials             $    5,347,339
------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.3%
                                         Mortgage Real Estate Investment Trust -- 0.3%
  521,559                                Annaly Capital Management, Inc.          $    8,840,425
                                                                                  --------------
                                         Total Real Estate                        $    8,840,425
------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 1.2%
                                         Communications Equipment -- 0.4%
  137,338                                CommScope, Inc.*                         $    4,474,472
   88,600                                Research In Motion, Ltd.*                     6,307,434
                                                                                  --------------
                                                                                  $   10,781,906
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer High Yield Fund | Semiannual Report | 4/30/10

-------------------------------------------------------------------------------------------------------
                    Floating   S&P/Moody's
 Shares             Rate (d)   Ratings                                                    Value
-------------------------------------------------------------------------------------------------------
                                                Electronic Equipment & Instruments -- 0.5%
   192,018                                      Itron, Inc.*(b)                          $   15,286,553
-------------------------------------------------------------------------------------------------------
                                                Electronic Manufacturing Services -- 0.3%
   290,100                                      Tyco Electronics, Ltd.                   $    9,318,012
                                                                                         --------------
                                                Total Technology Hardware & Equipment    $   35,386,471
-------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 0.4%
                                                Integrated Telecommunication Services -- 0.4%
   146,753                                      General Communication, Inc.*(b)          $      902,531
   983,200                                      Windstream Corp. (b)                         10,864,360
                                                                                         --------------
                                                                                         $   11,766,891
                                                                                         --------------
                                                Total Telecommunication Services         $   11,766,891
-------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 1.0%
                                                Gas Utilities -- 0.1%
   115,200                                      Questar Corp.                            $    5,523,840
-------------------------------------------------------------------------------------------------------
                                                Independent Power Producer & Energy Traders -- 0.5%
   614,607                                      NRG Energy, Inc.*                        $   14,855,051
-------------------------------------------------------------------------------------------------------
                                                Multi-Utilities -- 0.4%
   147,500                                      Public Service Enterprise Group, Inc.    $    4,739,173
   138,911                                      Sempra Energy Co.                             6,831,643
                                                                                         --------------
                                                                                         $   11,570,816
                                                                                         --------------
                                                Total Utilities                          $   31,949,707
-------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (Cost $386,417,513)                      $  470,495,693
-------------------------------------------------------------------------------------------------------
Principal
Amount
-------------------------------------------------------------------------------------------------------
                                                ASSET BACKED SECURITIES -- 0.1%
                                                BANKS -- 0.1%
                                                Thrifts & Mortgage Finance -- 0.1%
$2,510,000              0.68       CCC/Baa2     Bear Stearns Asset Backed Securities,
                                                Inc., Floating Rate Note, 1/25/47        $      999,118
 1,869,255              0.60         AAA/A2     FBR Securitization Trust, Floating Rate
                                                Note, 10/25/35                                1,183,771
                                                                                         --------------
                                                                                         $    2,182,889
-------------------------------------------------------------------------------------------------------
                                                TOTAL ASSET BACKED SECURITIES
                                                (Cost $2,447,795)                        $    2,182,889
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    25

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE OBLIGATION -- 0.1%
                                           TELECOMMUNICATION SERVICES -- 0.1%
                                           Integrated Telecommunication Services -- 0.1%
$ 1,585,000                       NA/B2    Global Tower Partners Acquisition LLC,
                                           7.87%, 5/15/37                               $    1,585,000
------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED MORTGAGE
                                           OBLIGATION
                                           (Cost $1,201,928)                            $    1,585,000
------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 50.4%
                                           ENERGY -- 8.0%
                                           Coal & Consumable Fuels -- 0.6%
  2,130,000                       BB/B1    Consol Energy, Inc., 8.0%, 4/1/17 (144A)     $    2,249,813
  4,260,000                       BB/B1    Consol Energy, Inc., 8.25%,
                                           4/1/20 (144A)                                     4,536,900
  7,695,000                      BB-/B2    Massey Energy Co., 6.875%, 12/15/13               7,464,150
  2,000,000                        B/B2    Penn Virginia Resource Partner LP, 8.25%,
                                           4/15/18                                           2,040,000
                                                                                        --------------
                                                                                        $   16,290,863
------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.2%
  6,545,000                       B+/B1    Complete Production Service, Inc., 8.0%,
                                           12/15/16                                     $    6,692,263
------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 3.4%
  2,370,000                      BB-/B1    Bill Barrett Corp., 9.875%, 7/15/16          $    2,547,750
  3,845,000                       BB/B1    Denbury Resources, Inc., 9.75%, 3/1/16            4,248,725
 16,630,000                      BB-/B2    Hilcorp Energy Co., 7.75%, 11/1/15
                                           (144A)                                           16,630,000
  6,005,000                        B/B3    Linn Energy LLC, 11.75%,
                                           5/15/17 (144A)                                    6,845,700
  7,500,000                        B/B3    Linn Energy LLC, 8.625%,
                                           4/15/20 (144A)                                    7,781,250
  2,660,000                        B/B3    Petrohawk Energy Corp., 10.5%, 8/1/14             2,939,300
  3,650,000                        B/B3    PetroHawk Energy Corp., 7.875%, 6/1/15            3,768,625
  3,830,000                      BB-/B1    Plains Exploration & Production Co.,
                                           10.0%, 3/1/16                                     4,241,725
  4,880,000                       B-/B3    Quicksilver Resources, Inc., 7.125%,
                                           4/1/16                                            4,721,400
 13,550,000                        B/B2    Quicksilver Resources, Inc., 8.25%,
                                           8/1/15                                           13,956,500
 22,850,000                       B+/B3    SandRidge Energy, Inc., 8.0%, 6/1/18             22,450,125
  4,970,000                       B+/B3    SandRidge Energy, Inc., 8.625, 4/1/15             5,007,275
  8,350,000                      BB-/B3    Swift Energy Co., 8.875%, 1/15/20                 8,736,188
                                                                                        --------------
                                                                                        $  103,874,563
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer High Yield Fund | Semiannual Report | 4/30/10

----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (d)    Ratings                                                          Value
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 3.4%
$ 24,102,000                       B+/B1     Holly Energy Partners LP, 6.25%, 3/1/15        $   22,896,900
   2,100,000                       B+/B1     Holly Energy Partners LP, 6.25%,
                                             3/1/15 (144A)                                       2,121,000
   5,175,000                     BB+/Ba1     Tesoro Corp., 6.5%, 6/1/17                          4,864,500
  77,195,000                     BB+/Ba1     Tesoro Corp., 6.625%, 11/1/15                      75,168,631
                                                                                            --------------
                                                                                            $  105,051,031
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.4%
   5,435,000         8.38         BB/Ba1     Enterprise Products LP, Floating Rate Note,
                                             8/1/66                                         $    5,652,400
   7,515,000                      BB/Ba1     Southern Union Co., 7.2%, 11/1/66                   7,026,525
                                                                                            --------------
                                                                                            $   12,678,925
                                                                                            --------------
                                             Total Energy                                   $  244,587,645
----------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 8.4%
                                             Aluminum -- 2.4%
   4,185,000                     CCC+/B3     CII Carbon LLC, 11.125%, 11/15/15              $    4,279,163
  16,275,829         6.83       CCC/Caa1     Noranda Aluminum Acquisition, Inc.,
                                             Floating Rate Note, 5/15/15                        14,037,903
  52,458,000                     B-/Caa1     Novelis, Inc., 7.25%, 2/15/15                      51,671,130
                                                                                            --------------
                                                                                            $   69,988,196
----------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- 0.5%
  14,240,000                     CCC+/B3     Hexion Finance Escrow LLC, 8.875%,
                                             2/1/18 (144A)                                  $   14,008,600
----------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.1%
   3,808,000                        B/B3     Texas Industries, Inc., 7.25%, 7/15/13         $    3,793,720
----------------------------------------------------------------------------------------------------------
                                             Diversified Chemical -- 0.1%
   3,779,000                   CCC-/Caa3     Ineos Group Holdings Plc, 8.5%, 2/15/16
                                             (144A)                                         $    3,363,310
----------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.1%
   3,822,648                        B/B2     Blaze Recycling & Metals LLC, 13.0%,
                                             7/16/12                                        $    3,101,123
----------------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural Chemicals -- 0.3%
   4,000,000                      BB+/B1     CF Industries Holdings, Inc., 6.875%,
                                             5/1/18                                         $    4,170,000
   4,106,000                      BB+/B1     CF Industries Holdings, Inc., 7.125%,
                                             5/1/20                                              4,321,565
                                                                                            --------------
                                                                                            $    8,491,565
----------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.9%
   3,750,000                     CCC+/B2     AEP Industries, Inc., 7.875%, 3/15/13          $    3,731,250
  26,690,000                       B+/B2     Crown Cork and Seal Co., Inc., 7.375%,
                                             12/15/26                                           24,554,800
                                                                                            --------------
                                                                                            $   28,286,050
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    27

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.8%
$ 5,935,000                   CCC+/Caa1     Graham Packaging Co., 9.875%,
                                            10/15/14                                   $    6,187,238
 17,890,000                       B-/B3     Graphic Packaging Co., 9.5%,
                                            8/15/13 (b)                                    18,381,975
                                                                                       --------------
                                                                                       $   24,569,213
-----------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 2.5%
 13,870,000                       NR/WR     Arco Chemical Co., 9.8%, 2/1/20 (e)        $    9,917,050
 42,275,000                       NR/WR     Millenium America, Inc., 7.625%,
                                            11/15/26 (e)                                   18,601,000
 54,035,000                       B+/B1     Nova Chemicals Corp., 7.875%, 9/15/25          48,901,675
                                                                                       --------------
                                                                                       $   77,419,725
-----------------------------------------------------------------------------------------------------
                                            Steel -- 0.7%
 23,580,000                   CCC+/Caa2     Algoma Acquisition Corp., 9.875%,
                                            6/15/15 (144A) (b)                         $   22,518,900
                                                                                       --------------
                                            Total Materials                            $  255,540,402
-----------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 8.0%
                                            Aerospace & Defense -- 2.4%
 13,080,000                       B-/B3     Aeroflex, Inc., 11.75%, 2/15/15            $   14,306,250
 12,480,000                      BB/Ba3     BE Aerospace, Inc., 8.5%, 7/1/18               13,353,600
  5,150,000                      BB/Ba3     DigitalGlobe, Inc., 10.5%, 5/1/14               5,639,250
 17,955,000                       B+/B1     Esterline Technology, Inc., 7.75%,
                                            6/15/13                                        18,224,325
 17,445,000                        B/B1     GeoEye, Inc., 9.625%, 10/1/15                  18,164,606
                                                                                       --------------
                                                                                       $   69,688,031
-----------------------------------------------------------------------------------------------------
                                            Building Products -- 0.2%
  5,300,000                       BB/B1     USG Corp., 9.75%, 8/1/14 (144A)            $    5,724,000
-----------------------------------------------------------------------------------------------------
                                            Construction & Engineering -- 0.1%
  3,550,000                        B/B2     Esco Corp., 8.625%, 12/15/13 (144A)        $    3,674,250
    525,000    6.65                B/B2     Esco Corp., Floating Rate Note,
                                            12/15/13 (144A)                                   486,938
                                                                                       --------------
                                                                                       $    4,161,188
-----------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 0.9%
  4,790,000                    BB-/Caa1     American Railcar, Inc. 7.5%, 3/1/14        $    4,670,250
 20,825,000                    CCC/Caa2     Greenbrier Co., Inc., 8.375%, 5/15/15          19,783,750
  1,877,000                       B-/B2     Titan Wheel International, Inc., 8.0%,
                                            1/15/12                                         1,895,770
                                                                                       --------------
                                                                                       $   26,349,770
-----------------------------------------------------------------------------------------------------
                                            Electrical Component & Equipment -- 2.1%
 39,433,000                     BB+/Ba2     Anixter International Corp., 5.95%,
                                            3/1/15                                     $   38,447,175
 14,825,000                        B/B3     Baldor Electric Co., 8.625%, 2/15/17 (b)       15,677,438

The accompanying notes are an integral part of these financial statements.

28    Pioneer High Yield Fund | Semiannual Report | 4/30/10

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                            Electrical Component & Equipment -- (continued)
$ 3,100,000                        B/B3     Coleman Cable, Inc., 9.0%,
                                            2/15/18 (144A)                             $    3,165,875
  9,336,000                      B+/Ba3     General Cable Corp., 7.125%, 4/1/17 (b)         9,347,670
                                                                                       --------------
                                                                                       $   66,638,158
-----------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.4%
 10,045,000                     B-/Caa1     Reynolds Group Issuer, Inc. 8.5%,
                                            5/15/18 (144A)                             $   10,120,338
  3,520,000                       B+/B2     Susser Holdings LLC, 8.5%,
                                            5/15/16 (144A)                                  3,572,800
                                                                                       --------------
                                                                                       $   13,693,138
-----------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.9%
  6,095,000                       BB/B1     Gardner Denver, Inc., 8.0%, 5/1/13         $    6,133,094
 22,281,000                       B-/B3     Mueller Water Products, Inc., 7.375%,
                                            6/1/17                                         20,275,710
                                                                                       --------------
                                                                                       $   26,408,804
-----------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 1.0%
 31,935,000                        B/B1     Wesco Distribution, Inc., 7.5%, 10/15/17   $   31,615,650
                                                                                       --------------
                                            Total Capital Goods                        $  244,278,739
-----------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                            Environmental & Facilities Services -- 0.2%
  7,330,000                     B-/Caa1     Waste Services, Inc., 9.5%, 4/15/14        $    7,531,575
                                                                                       --------------
                                            Total Commercial Services & Supplies       $    7,531,575
-----------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.9%
                                            Airlines -- 0.7%
  8,035,000                     CCC+/B2     Delta Air Lines, Inc., 11.75%, 3/15/15     $    8,677,800
  8,840,000                     BB-/Ba2     Delta Air Lines, Inc. 9.5%, 9/15/14             9,359,350
  2,326,012    0.00                B/B3     UAL Pass Through Trust, 8.03%, 7/1/11           2,303,682
                                                                                       --------------
                                                                                       $   20,340,832
-----------------------------------------------------------------------------------------------------
                                            Railroads -- 0.1%
  3,535,000                       B+/B2     Kansas City Southern Mexico Co., 7.375%,
                                            6/1/14                                     $    3,605,700
-----------------------------------------------------------------------------------------------------
                                            Trucking -- 0.1%
  4,640,000                        B/B3     Syncreon Global Ireland, Ltd., 9.5%,
                                            5/1/18                                     $    4,669,000
                                                                                       --------------
                                            Total Transportation                       $   28,615,532
-----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 1.1%
                                            Auto Parts & Equipment -- 1.0%
  9,980,000                   CCC+/Caa2     Allison Transmission, Inc., 11.0%,
                                            11/1/15 (144A) (b)                         $   10,778,400
 10,011,700                   CCC+/Caa2     Allison Transmission, Inc., 11.25%,
                                            11/1/15 (144A) (b)                             10,812,636

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    29

--------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                            Auto Parts & Equipment -- (continued)
$ 5,212,000                        D/B2     Cooper Standard, Inc., 8.5%,
                                            5/1/18 (144A) (e)                       $    5,335,785
  3,630,000                        B/B3     TRW Automotive, Inc., 8.875%, 12/1/17        3,852,338
                                                                                    --------------
                                                                                    $   30,779,159
--------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.1%
  3,760,000                       B+/B1     Goodyear Tire & Rubber Co., 10.5%,
                                            5/15/16                                 $    4,187,700
                                                                                    --------------
                                            Total Automobiles & Components          $   34,966,859
--------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 1.1%
                                            Apparel, Accessories & Luxury Goods -- 0.0%
  1,777,000                       B+/B2     Levi Strauss & Co., 7.625%, 5/15/20     $    1,794,770
--------------------------------------------------------------------------------------------------
                                            Homebuilding -- 0.2%
  4,875,000                       B+/B1     Meritage Homes Corp., 6.25%, 3/15/15    $    4,692,188
--------------------------------------------------------------------------------------------------
                                            Housewares & Specialties -- 0.9%
  5,945,000                       B-/B3     Yankee Acquisition Corp., 8.5%,
                                            2/15/15 (b)                             $    6,167,938
 19,455,000                   CCC+/Caa1     Yankee Acquisition Corp., 9.75%,
                                            2/15/17 (b)                                 20,330,475
                                                                                    --------------
                                                                                    $   26,498,413
                                                                                    --------------
                                            Total Consumer Durables & Apparel       $   32,985,371
--------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.8%
                                            Casinos & Gaming -- 0.8%
 33,735,000                        D/WR     Mashantucket Pequot Tribe, 8.5%,
                                            11/15/15 (144A) (b) (e)                 $    8,433,750
  3,671,000                      B/Caa1     Pinnacle Entertainment, Inc., 8.75%,
                                            5/15/20                                      3,666,411
  2,995,000                      BB-/B1     Scientific Games International, Inc.,
                                            9.25%, 6/15/19 (144A)                        3,227,113
  8,070,000                      BB-/B1     Scientific Games International, Inc.,
                                            9.25%, 6/15/19 (144A)                        8,695,425
                                                                                    --------------
                                                                                    $   24,022,699
                                                                                    --------------
                                            Total Consumer Services                 $   24,022,699
--------------------------------------------------------------------------------------------------
                                            MEDIA -- 3.5%
                                            Advertising -- 1.0%
 14,185,000                      B+/Ba2     Interpublic Group of Companies, 10.0%,
                                            7/15/17                                 $   16,224,094
 14,000,000                     B-/Caa2     Sitel LLC/Sitel Finance Corp., 11.5%,
                                            4/1/18                                      14,210,000
                                                                                    --------------
                                                                                    $   30,434,094
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Yield Fund | Semiannual Report | 4/30/10

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount        Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                           Broadcasting -- 2.4%
$  718,000                        B/B2     Clear Channel Worldwide Holdings, Inc.,
                                           9.25%, 12/15/17                           $      766,465
 2,873,000                        B/B2     Clear Channel Worldwide Holdings, Inc.,
                                           9.25%, 12/15/17                                3,077,701
11,575,000                        B/B1     Hughes Network Systems LLC, 9.5%,
                                           4/15/14                                       11,922,250
 7,985,117                   CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17          8,424,298
10,850,000                       B+/B3     Intelsat Subsidiary Holding Co., 8.5%,
                                           1/15/13                                       11,039,875
 4,750,000                     B-/Caa1     Telesat Canada/Telesat LLC, 11.0%,
                                           11/1/15                                        5,320,000
 8,990,000                     B-/Caa1     Telesat Canada/Telesat LLC, 12.5%,
                                           11/1/17                                       10,484,588
25,867,344                    CCC/Caa2     Univision Communications, Inc., 9.75%,
                                           3/15/15 PIK (144A) (b)                        23,474,615
                                                                                     --------------
                                                                                     $   74,509,792
---------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.1%
 3,068,000                        B/B1     Live Nation Entertainment, Inc., 8.125%,
                                           5/15/18                                   $    3,152,370
                                                                                     --------------
                                           Total Media                               $  108,096,256
---------------------------------------------------------------------------------------------------
                                           RETAILING -- 1.4%
                                           Apparel Retail -- 0.4%
 9,360,000                        B/B3     Brown Shoe Co., Inc., 8.75%, 5/1/12       $    9,570,600
---------------------------------------------------------------------------------------------------
                                           Automotive Retail -- 0.3%
 4,530,000                     B-/Caa1     Sonic Automotive, Inc., 9.0%,
                                           3/15/18 (144A)                            $    4,711,200
 5,130,000                     B-/Caa1     Sonic Automotive, Inc., 8.625%, 8/15/13        5,245,938
                                                                                     --------------
                                                                                     $    9,957,138
---------------------------------------------------------------------------------------------------
                                           Internet Retail -- 0.5%
14,040,000                        B/B1     Ticketmaster, Inc., 10.75%, 8/1/16        $   15,795,000
---------------------------------------------------------------------------------------------------
                                           Specialty Stores -- 0.2%
 5,635,000                     B-/Caa1     Sally Holdings LLC, 10.5%, 11/15/16 (b)   $    6,184,413
                                                                                     --------------
                                           Total Retailing                           $   41,507,151
---------------------------------------------------------------------------------------------------
                                           FOOD & DRUG RETAILING -- 0.3%
                                           Food Distributors -- 0.3%
 8,574,000                      BB-/B2     C&S Group Enterprise LLC, 8.375%,
                                           5/1/17 (144A)                             $    8,638,305
                                                                                     --------------
                                           Total Food & Drug Retailing               $    8,638,305
---------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.9%
                                           Tobacco -- 0.9%
27,150,000                       B+/B2     Alliance One International, Inc., 10.0%,
                                           7/15/16                                   $   28,779,000
                                                                                     --------------
                                           Total Food, Beverage & Tobacco            $   28,779,000
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    31

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                            Personal Products -- 0.3%
$ 7,655,000                       B-/B3     Revlon Consumer Products, Corp., 9.75%,
                                            11/15/15                                   $    7,865,513
                                                                                       --------------
                                            Total Household & Personal Products        $    7,865,513
-----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 2.9%
                                            Health Care Facilities -- 0.7%
  8,734,175                      BB-/B2     HCA, Inc., 9.625%, 11/15/16                $    9,498,415
  2,205,000                      BB-/B2     HCA, Inc., 9.875%, 2/15/17 (b)                  2,436,525
  8,190,000                       B-/B3     Psychiatric Solutions, Inc., 7.75%,
                                            7/15/15                                         8,353,800
                                                                                       --------------
                                                                                       $   20,288,740
-----------------------------------------------------------------------------------------------------
                                            Health Care Services -- 1.1%
  2,530,000                       B-/B3     BioScrip, Inc., 10.25%, 10/1/15            $    2,593,250
 13,995,000                   CCC+/Caa1     Surgical Care Affiliates LLC, 10.0%,
                                            7/15/17 (144A)                                 14,099,963
 17,609,171                       B-/B3     Surgical Care Affiliates LLC, 8.875%,
                                            7/15/15 (144A) PIK                             17,741,240
                                                                                       --------------
                                                                                       $   34,434,453
-----------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 1.1%
  4,950,000                      B/Caa1     Bausch & Lomb, Inc., 9.875%,
                                            11/1/15 (b)                                $    5,228,438
 18,700,000                       B-/B3     Biomet, Inc., 10.375%, 10/15/17                20,570,000
  6,145,000                       B-/B3     Inverness Medical Innovation, Inc., 9.0%,
                                            5/15/16                                         6,267,900
                                                                                       --------------
                                                                                       $   32,066,338
                                                                                       --------------
                                            Total Health Care Equipment & Services     $   86,789,531
-----------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                            Life Sciences Tools & Services -- 0.3%
  4,730,625                      B/Caa1     Catalent Pharma Solution, Inc., 9.5%,
                                            4/15/17 (144A)                             $    4,801,584
  5,031,000                       B+/B3     PharmaNet Development Group, Inc.,
                                            10.875%, 4/15/17                                5,150,486
                                                                                       --------------
                                                                                       $    9,952,070
                                                                                       --------------
                                            Total Pharmaceuticals & Biotechnology      $    9,952,070
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 1.8%
                                            Diversified Financial Services -- 1.2%
  8,900,000                    CCC/Caa1     Ceva Group Plc, 11.5%, 4/1/18 (144A)       $    9,578,625
  3,205,000                    CCC/Caa1     Ceva Group Plc, 11.625%, 10/1/16                3,481,431
  2,265,000                      BB-/NR     Ibis Re, Ltd., 11.2775%, 5/10/12                2,459,111
  2,700,000                      BB/Ba2     New Communications Holdings, Inc.,
                                            8.25%, 4/15/17                                  2,781,000

The accompanying notes are an integral part of these financial statements.

32    Pioneer High Yield Fund | Semiannual Report | 4/30/10

-------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                        Value
-------------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- (continued)
$ 5,650,000                      BB/Ba2     New Communications Holdings, Inc.,
                                            8.5%, 4/15/20                                $    5,819,500
 10,750,000                      BB/Ba2     New Communications Holdings, Inc.,
                                            8.75%, 4/15/22 (b)                               11,072,500
                                                                                         --------------
                                                                                         $   35,192,167
-------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.6%
 10,100,000                       B+/B2     Dollar Financial Corp., 10.375%,
                                            12/15/16 (144A)                              $   10,706,000
  3,850,000                   CCC+/Caa2     NCO Group, Inc., 11.875%, 11/15/14                3,744,125
  5,070,000         7.68      CCC+/Caa1     NCO Group, Inc., Floating Rate Note,
                                            11/15/13                                          4,486,950
                                                                                         --------------
                                                                                         $   18,937,075
                                                                                         --------------
                                            Total Diversified Financials                 $   54,129,242
-------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 2.9%
                                            Insurance Brokers -- 1.7%
 19,710,000                    CCC/Caa1     Alliant Holdings, Inc., 11.0%,
                                            5/1/15 (144A)                                $   20,350,575
  4,950,000                   CCC+/Caa1     Hub International Holdings, Ltd., 10.25%,
                                            6/15/15 (144A)                                    4,826,250
    960,000                     CCC+/B3     Hub International Holdings, Ltd., 9.0%,
                                            12/15/14 (144A)                                     936,000
  5,120,000                      BB+/B1     Leucadia National, Corp., 7.125%,
                                            3/15/17 (144A)                                    5,068,800
 13,541,000                      BB+/B1     Leucadia National, Corp., 8.125%,
                                            9/15/15                                          14,184,198
  6,063,000         6.68         CCC/B3     Usi Holdings Corp., Floating Rate Note,
                                            11/15/14                                          5,168,708
                                                                                         --------------
                                                                                         $   50,534,531
-------------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 0.7%
 18,792,000        10.75        BB/Baa3     Liberty Mutual Group, Inc., Floating Rate
                                            Note, 6/15/58 (144A)                         $   21,892,680
-------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.1%
  3,280,000                   BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%,
                                            10/15/25                                     $    3,254,557
-------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.4%
  2,500,000         7.19         BB+/NR     Blue Fin, Ltd., Floating Rate Note,
                                            4/10/12                                      $    2,344,500
  2,000,000         8.92          BB/NR     Caelus Re, Ltd., Floating Rate Note,
                                            6/7/11                                            1,982,000
  3,850,000         5.91         BB+/A2     Foundation Re III, Ltd., Cat Bond, Floating
                                            Rate Note, 2/3/14                                 3,861,550
  1,675,000        12.03          NR/B3     Globecat, Ltd., Cat Bond, Floating Rate
                                            Note, 1/2/13 (144A)                               1,569,475

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    33

-------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount        Rate (d)    Ratings                                                        Value
-------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
$  625,000         8.78          NR/B1     Globecat, Ltd., Cat Bond, Floating Rate
                                           Note, 1/2/13 (144A)                          $      625,875
   750,000         7.20         NA/Ba2     Muteki, Ltd., Cat Bond, Floating Rate Note,
                                           5/24/11                                             736,050
   790,000         7.45         BB+/NA     Newton Re, Ltd., Cat Bond, Floating Rate
                                           Note, 12/24/10 (144A)                               786,445
 1,150,000         9.75          BB/NA     Newton Re, Ltd., Cat Bond, Floating Rate
                                           Note, 12/24/10 (144A)                             1,119,065
                                                                                        --------------
                                                                                        $   13,024,960
                                                                                        --------------
                                           Total Insurance                              $   88,706,728
------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 2.3%
                                           Real Estate Operating Companies -- 2.3%
83,340,000                       B-/B3     Forest City Enterprises, Inc., 6.5%,
                                           2/1/17                                       $   68,755,500
 1,140,000                       B-/B3     Forest City Enterprises, Inc., 7.625%,
                                           6/1/15                                            1,060,200
                                                                                        --------------
                                                                                        $   69,815,700
                                                                                        --------------
                                           Total Real Estate                            $   69,815,700
------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 1.7%
                                           Application Software -- 0.5%
 9,407,000                       B-/NR     Nuance Communications, Inc., 2.75%,
                                           8/15/27                                      $   10,700,463
 3,655,000                   CCC+/Caa2     Vangent, Inc., 9.625%, 2/15/15                    3,444,838
                                                                                        --------------
                                                                                        $   14,145,301
------------------------------------------------------------------------------------------------------
                                           Data Processing & Outsourced Services -- 0.7%
22,695,000                     B-/Caa1     First Data Corp., 9.875%, 9/24/15 (b)        $   20,765,925
------------------------------------------------------------------------------------------------------
                                           Internet Software & Services -- 0.2%
 5,777,000                       B-/B1     Terremark Worldwide, Inc. 12.0%,
                                           6/15/17                                      $    6,643,550
------------------------------------------------------------------------------------------------------
                                           It Consulting & Other Services -- 0.3%
 8,820,000                      B/Caa1     Sungard Data Systems, Inc., 9.125%,
                                           8/15/13                                      $    9,051,525
                                                                                        --------------
                                           Total Software & Services                    $   50,606,301
------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 2.2%
                                           Alternative Carriers -- 1.2%
13,125,000                        B/B1     Paetec Holding, Corp., 8.875%,
                                           6/30/17 (144A)                               $   13,502,344
13,605,000                        B/B2     Global Crossing, Ltd., 12.0%,
                                           9/15/15 (144A)                                   15,271,613
 6,500,000                   CCC+/Caa1     Paetec Holdings, Corp., 9.5%, 7/15/15             6,621,875
                                                                                        --------------
                                                                                        $   35,395,832
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer High Yield Fund | Semiannual Report | 4/30/10

--------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                         Value
--------------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication Services -- 0.3%
$ 5,495,000                      BB-/B2     GCI, Inc., 8.625%, 11/15/19                   $    5,591,163
  4,505,000                       B+/B1     Mastec, Inc., 7.625%, 2/1/17                       4,375,481
                                                                                          --------------
                                                                                          $    9,966,644
--------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.7%
 12,700,000                       B-/B3     Cricket Communications, Inc., 9.375%,
                                            11/1/14 (b)                                   $   13,128,625
  8,590,000                        B/B2     Metropcs Wireless, Inc., 9.25%, 11/1/14            8,912,125
                                                                                          --------------
                                                                                          $   22,040,750
                                                                                          --------------
                                            Total Telecommunication Services              $   67,403,226
--------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 1.4%
                                            Electric Utilities -- 0.6%
  2,320,000                     BB-/Ba2     Public Service of New Mexico, 9.25%,
                                                     5/15/15                              $    2,496,900
 19,814,000                    CCC/Caa2     TXU Energy Co., 10.25%, 11/1/15 (b)               14,860,500
                                                                                          --------------
                                                                                          $   17,357,400
--------------------------------------------------------------------------------------------------------
                                            Independent Power Producer & Energy Traders -- 0.8%
 17,000,000                     BB-/Ba3     Intergen NV, 9.0%, 6/30/17                    $   17,765,000
  5,985,000                      BB-/B1     NRG Energy, Inc., 7.375%, 1/15/17                  5,895,215
                                                                                          --------------
                                                                                          $   23,660,215
                                                                                          --------------
                                            Total Utilities                               $   41,017,615
--------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $1,508,113,620)                         $1,535,835,460
--------------------------------------------------------------------------------------------------------
                                            MUNICIPAL BOND -- 0.0%
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                            Environmental & Facilities Services -- 0.0%
 10,000,000         7.28           D/WR     Ohio Air Quality Development, Floating
                                            Rate Note, 6/8/22 (e)                         $    1,000,000
--------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BOND
                                            (Cost $10,000,000)                            $    1,000,000
--------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN
                                             INTERESTS -- 5.2%**
                                            ENERGY -- 0.3%
                                            Oil & Gas Equipment & Services -- 0.2%
  6,131,625         8.00          B+/NR     Hudson Products Holdings, Inc., Term
                                            Loan, 8/24/15                                 $    5,671,753
--------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.1%
  3,709,267         4.31           B/B3     Venoco, Inc., Second Lien Loan, 5/7/14        $    3,565,533
                                                                                          --------------
                                            Total Energy                                  $    9,237,286
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    35

-------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (d)    Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.2%
                                             Diversified Chemical -- 0.2%
$  2,475,000         7.50           B/B2     Ineos U.S. Finance Corp., Term B2 Facility
                                             Loan, 12/16/13                              $    2,475,775
   2,475,000         8.00           B/B2     Ineos U.S. Finance Corp., Term C2 Facility
                                             Loan, 12/16/14                                   2,475,775
                                                                                         --------------
                                                                                         $    4,951,550
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.0%
   1,662,098         8.50           B/B3     Niagara Corp., Term Loan, 6/30/14           $    1,645,477
                                                                                         --------------
                                             Total Materials                             $    6,597,027
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.2%
                                             Aerospace & Defense -- 0.2%
   1,057,269         4.09          NR/NR     DAE Aviation Holdings, Inc., Tranche B1
                                             Term Loan, 7/31/14                          $    1,013,216
     795,711         3.55          B-/B1     Hunter Defense Technology, Co., Term
                                             Loan, 8/22/14                                      745,979
   1,030,662         4.09          NR/NR     Standard Aero, Ltd., Tranche B2 Term
                                             Loan, 7/31/14                                      987,717
     341,250         5.50         NR/Ba2     Tasc, Inc., Tranche A Term Loan,
                                             12/18/14                                           342,103
     648,375         5.75         NR/Ba2     Tasc, Inc., Tranche B Term Loan,
                                             12/18/15                                           651,617
                                                                                         --------------
                                                                                         $    3,740,632
-------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy Trucks -- 0.0%
     500,000         9.75         D/Caa1     Accuride Corp., U.S. Loan Advance,
                                             6/30/13                                     $      502,708
-------------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 0.0%
   1,190,000                       B+/B1     Scotsman Industries, Inc., Term Loan,
                                             4/30/16                                     $    1,191,488
                                                                                         --------------
                                             Total Capital Goods                         $    5,434,828
-------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                             Environmental & Facilities Services -- 0.0%
     708,225         6.00         NR/Ba3     Advanced Disposal Services, Inc., Term B
                                             Loan, 12/23/14                              $      714,422
                                                                                         --------------
                                             Total Commercial Services & Supplies        $      714,422
-------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Air Freight & Couriers -- 0.1%
   1,139,910         3.29         NR/Ba2     Ceva Group Plc, Additional Pre Funded
                                             Term Loan, 11/4/13                          $    1,037,318
   1,633,227         3.26          B-/B1     Ceva Group Plc, EGL Term Loan, 11/4/13           1,488,800
   2,791,898         3.26         NR/Ba2     Ceva Group Plc, U.S. Term Loan, 11/4/13          2,540,628
                                                                                         --------------
                                                                                         $    5,066,746
                                                                                         --------------
                                             Total Transportation                        $    5,066,746
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer High Yield Fund | Semiannual Report | 4/30/10

-------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (d)    Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.4%
                                             Auto Parts & Equipment -- 0.2%
$  2,416,854         3.01         BB-/B2     Allison Transmission, Inc., Term Loan,
                                             8/7/14                                      $    2,316,319
   1,975,000        10.50          NR/NR     HHI Holdings LLC, Term Loan, 3/11/15             2,007,711
                                                                                         --------------
                                                                                         $    4,324,030
-------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.2%
   7,817,000         2.24         BB/Ba1     Goodyear Tire & Rubber Co., Second Term
                                             Loan, 4/30/14                               $    7,488,686
                                                                                         --------------
                                             Total Automobiles & Components              $   11,812,716
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.4%
                                             Casinos & Gaming -- 0.4%
   1,794,160         2.80          NR/NR     Gateway Casinos & Entertainment, Inc.,
                                             Delayed Draw Term Loan, 9/30/14 (e)         $    1,734,354
   8,858,100         2.80          NR/NR     Gateway Casinos & Entertainment, Inc.,
                                             Term Advance Loan, 9/30/14 (e)                   8,562,828
   8,980,000         5.79          NR/NR     Gateway Casinos & Entertainment, Inc.,
                                             2nd Lien Advance Lien, 7/16/14 (e)               2,304,865
                                                                                         --------------
                                                                                         $   12,602,047
                                                                                         --------------
                                             Total Consumer Services                     $   12,602,047
-------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.4%
                                             Cable & Satellite -- 0.2%
   4,950,000                     BB-/Ba3     Mediacom Broadband LLC, Tranche F Term
                                             Loan, 10/20/17                              $    4,953,713
   3,000,000         2.77         CCC/B2     WideOpenWest LLC, 1st Lien Term Loan,
                                             6/30/14                                          2,849,063
                                                                                         --------------
                                                                                         $    7,802,776
-------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.2%
   3,625,000                      NR/Ba1     Cinedigim Digital Funding, Inc., LLC, Term
                                             Loan, 3/31/16                               $    3,625,000
                                                                                         --------------
                                             Total Media                                 $   11,427,776
-------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                             Household Products -- 0.1%
   2,335,313         6.25          NR/NR     Reynolds Group Holdings Inc., U.S. Term
                                             Loan, 11/5/15                               $    2,350,492
   1,088,330         8.00          B-/B3     Spectrum Brands, Inc., Dollar B Term
                                             Loan, 6/30/12                                    1,088,603
      56,117         8.00          B-/B3     Spectrum Brands, Inc., Letter of Credit,
                                             6/30/12                                             56,131
     548,266         2.28          NR/NR     Yankee Candle Co., Inc., Term Loan,
                                             2/6/14                                             539,170
                                                                                         --------------
                                                                                         $    4,034,396
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    37

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (d)    Ratings                                                      Value
------------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.1%
$  2,030,000         6.00          NR/NR     Revlon Consumer Products Corp., Term
                                             Loan, 8/15/15                              $    2,023,467
                                                                                        --------------
                                             Total Household & Personal Products        $    6,057,863
------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                             Health Care Facilities -- 0.2%
   3,890,000         6.50          B+/B1     Ardent Health Services LLC, Term Loan,
                                             7/19/15                                    $    3,850,128
------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.2%
   6,710,000         0.00          NR/B1     Prime Healthcare Services, Inc., Term B
                                             Loan, 4/28/15                              $    6,575,800
   1,396,500         6.00         BB/Ba3     RehabCare Group, Inc., Term B Loan,
                                             11/1/15                                         1,405,228
   1,047,375         7.00         CCC/B3     Rural/Metro Operating Co. LLC, Term Loan,
                                             12/7/14                                         1,055,230
                                                                                        --------------
                                                                                        $    9,036,258
------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.3%
   9,200,000         4.50         BB/Ba2     IM U.S. Holding LLC, Term Loan, 6/26/15    $    9,161,668
                                                                                        --------------
                                             Total Health Care Equipment & Services     $   22,048,054
------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.5%
                                             Biotechnology -- 0.5%
   5,555,847         5.50          NR/B1     Warner Chilcott Corp., Term A Loan,
                                             10/30/14                                   $    5,570,595
   2,329,163         5.75          NR/B1     Warner Chilcott Corp., Term B-3 Loan,
                                             4/30/15                                         2,335,466
   2,557,114         5.75          NR/B1     Warner Chilcott Corp., Term B-1 Loan,
                                             4/30/15                                         2,564,833
   4,258,058         5.75          NR/B1     Warner Chilcott Corp., Term B-2 Loan,
                                             4/30/15                                         4,270,911
                                                                                        --------------
                                                                                        $   14,741,805
                                                                                        --------------
                                             Total Pharmaceuticals & Biotechnology      $   14,741,805
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Consumer Finance -- 0.0%
      43,348         7.00          BB/B1     Dollar Financial Corp., Canadian Borrower
                                             Term Loan, 10/30/12                        $       42,048
      31,874         7.00          BB/B1     Dollar Financial Corp., Delayed Draw Term
                                             Loan, 12/31/14                                     30,918
                                                                                        --------------
                                                                                        $       72,966
------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
   1,700,000                       NR/NR     Charter Communications Operating LLC,
                                             Term C Loan, 9/8/16                        $    1,628,104
                                                                                        --------------
                                             Total Diversified Financials               $    1,701,070
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer High Yield Fund | Semiannual Report | 4/30/10

--------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (d)    Ratings                                                        Value
--------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.2%
                                             Insurance Brokers -- 1.0%
$  5,265,000         3.29          NR/NR     Alliant Holdings I, Inc., Term Loan,
                                             8/21/14                                      $    5,047,819
   5,865,525         6.75           B/NR     HUB International Holdings, Inc.,
                                             Additional Term Loan, 6/13/14                     5,876,523
   1,981,813         2.79           B/NR     HUB International Holdings, Inc., Delayed
                                             Draw Term Loan, 6/13/14                           1,879,750
   8,816,783         2.79           B/NR     HUB International Holdings, Inc., Initial
                                             Term Loan, 6/13/14                                8,362,719
   6,340,105         3.05           B/B2     Usi Holdings Corp., Tranche B Term Loan,
                                             5/5/14                                            5,920,073
   1,472,600         7.00           B/B2     Usi Holdings Corp., Series C New Term
                                             Loan 5/5/14                                       1,441,675
                                                                                          --------------
                                                                                          $   28,528,559
--------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.2%
   8,088,801         2.77          B-/NR     AmWins Group, Inc., Initial Term Loan,
                                             6/8/13                                       $    7,589,989
                                                                                          --------------
                                             Total Insurance                              $   36,118,548
--------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.2%
                                             Systems Software -- 0.2%
   2,493,438         8.50        CCC+/B1     Allen Systems Group, Inc., Term Loan (First
                                             Lien), 10/18/13                              $    2,517,593
   1,740,686         2.51        BB-/Ba3     Inverness Medical Innovations, Inc., Term
                                             Loan (Second Lien), 2/14/13                       1,697,169
   1,510,000         0.00          B+/B1     Telcordia Technologies, Inc., Term Loan,
                                             4/9/16                                            1,517,316
                                                                                          --------------
                                                                                          $    5,732,078
                                                                                          --------------
                                             Total Software & Services                    $    5,732,078
--------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.1%
                                             Wireless Telecommunication Services -- 0.1%
   2,770,000         3.29          NR/NR     Intelsat Jackson Holdings, Ltd., Term Loan,
                                             2/1/14                                       $    2,630,115
                                                                                          --------------
                                             Total Telecommunication Services             $    2,630,115
--------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.2%
                                             Electric Utilities -- 0.1%
   2,507,400         3.75       BBB-/Ba1     Texas Competitive Electric Holdings, Inc.,
                                             Delayed Draw Term Loan, 10/10/14             $    2,037,419
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    39

----------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                           Value
----------------------------------------------------------------------------------------------------------
                                            Independent Power Producer & Energy Traders -- 0.1%
$ 3,188,004    2.04            BB+/Baa3     NRG Energy, Inc., Term Loan, 2/1/13             $    3,131,308
  2,120,426    0.19            BB+/Baa3     NRG Energy, Inc., Credit Linked, 2/1/13              2,082,716
                                                                                            --------------
                                                                                            $    5,214,024
                                                                                            --------------
                                            Total Utilities                                 $    7,251,443
----------------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE LOAN
                                            INTERESTS
                                            (Cost $164,619,196)                             $  159,173,824
----------------------------------------------------------------------------------------------------------
                                            RIGHTS/WARRANTS -- 0.2%
                                            MATERIALS -- 0.2%
                                            Specialty Chemicals -- 0.2%
    420,080                                 Arco Chemical Rights, Exp. 4/15/10*             $    4,973,747
----------------------------------------------------------------------------------------------------------
                                            TOTAL RIGHTS/WARRANTS
                                            (Cost $0)                                       $    4,973,747
----------------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 7.7%
                                            Repurchase Agreements -- 2.7%
 13,560,000                                 Bank of America, Inc., 0.20%, dated
                                            4/30/10, repurchase price of
                                            $13,560,000 plus accrued interest on
                                            5/3/10 collateralized by $13,831,278
                                            Tennessee Valley Authority Notes, 0.0%,
                                            6/3/10                                          $   13,560,000
 13,560,000                                 Barclays Bank Plc, 0.19%, dated
                                            4/30/10, repurchase price of
                                            $13,560,000 plus accrued interest on
                                            5/3/10 collateralized by $13,831,200
                                            Federal National Mortgage Association,
                                            5.0-5.5%, 3/1/39 - 3/1/40                           13,560,000
 13,560,000                                 BNP Paribas SA, 0.20%, dated 4/30/10,
                                            repurchase price of $13,560,000 plus
                                            accrued interest on 5/3/10 collateralized
                                            by the following:
                                              $12,511,077 Federal National
                                                Mortgage Association (ARM)
                                                2.701 - 5.812%,
                                                12/1/34 - 11/1/39
                                              $1,320,123 Federal Home Loan
                                                Mortgage Corp., 3.631%, 5/1/35                  13,560,000
 13,560,000                                 Deutsche Bank Securities, Inc., 0.20%,
                                            dated 4/30/10, repurchase price of
                                            $13,560,000 plus accrued interest on
                                            5/3/10 collateralized by $13,821,200
                                            Federal National Mortgage Association,
                                            4.5 - 7.0%, 8/1/36 - 1/1/39                         13,560,000


The accompanying notes are an integral part of these financial statements.

40    Pioneer High Yield Fund | Semiannual Report | 4/30/10

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (d)    Ratings                                                      Value
------------------------------------------------------------------------------------------------------
                                             Repurchase Agreements -- (continued)
$ 13,560,000                                 JPMorgan, Inc., 0.20%, dated 4/30/10,
                                             repurchase price of $13,560,000 plus
                                             accrued interest on 5/3/10 collateralized
                                             by the following:
                                               $12,372,611 Government National
                                                 Mortgage Association I, 4.5 - 6.0%,
                                                 5/15/39 - 2/15/40
                                               $1,450,062 Government National
                                                 Mortgage Association II, 6.0 - 7.5%,
                                                 3/20/30 - 2/20/38                      $   13,560,000
  13,560,000                                 SG Americas Securities LLC, 0.20%, dated
                                             4/30/10, repurchase price of
                                             $13,560,000 plus accrued interest on
                                             5/3/10 collateralized by the following:
                                               $3,946,762 Federal National Mortgage
                                                 Association, 5.0 - 6.0%,
                                                 9/1/36 - 2/1/40
                                               $5,922,302 Federal National Mortgage
                                                 Association ARM, 3.651 - 5.018%,
                                                 7/1/35 - 7/1/39
                                               $3,962,137 Freddie Mac Giant, 4.0%,
                                                 1/1/20                                     13,560,000
                                                                                        --------------
                                             Total Repurchase Agreements                $   81,360,000
------------------------------------------------------------------------------------------------------
                                             SECURITIES LENDING COLLATERAL -- 5.0% (c)
                                             Certificates of Deposit:
   3,576,914                                 Bank of Nova Scotia, 0.2%, 6/1/10          $    3,576,914
   3,956,764                                 Barclays, 0.30%, 7/23/10                        3,956,764
   3,956,792                                 BBVA NY, 0.265%, 6/1/10                         3,956,792
   1,203,372                                 BNP Paribas, 0.70%, 6/4/10                      1,203,372
   4,352,440                                 CBA Financial, 0.27%, 1/3/11                    4,352,440
   3,956,764                                 Deutsche Bank, 0.30%, 7/19/10                   3,956,764
   3,956,764                                 DnB NOR Bank ASA NY, 0.19%, 5/19/10             3,956,764
   3,956,836                                 Rabobank Nederland NY, 0.19%, 7/6/10            3,956,836
   3,956,764                                 Royal Bank of Canada, 0.26%, 1/21/11            3,956,764
   3,956,764                                 Svenska NY, 0.265%, 7/19/10                     3,956,764
                                                                                        --------------
                                                                                        $   36,830,174
------------------------------------------------------------------------------------------------------
                                             Commercial Paper:
   1,582,705                                 American Honda Finance, 0.28%, 4/5/11      $    1,582,705
   4,505,614                                 Bank of America, 0.85%, 5/12/10                 4,505,614
     523,540                                 Caterpillar Financial Services, 0.34%,
                                             8/20/10                                           523,540
   1,977,975                                 CBAPP, 0.20%, 6/7/10                            1,977,975
   1,582,547                                 Ciesco, 0.19%, 5/20/10                          1,582,547
   3,954,856                                 CLIPPR, 0.28%, 7/2/10                           3,954,856

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    41

-------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                            Commercial Paper -- (continued)
$ 3,581,477                                 CME, Inc., 0.90%, 8/6/10               $    3,581,477
  3,956,409                                 FASCO, 0.19%, 5/18/10                       3,956,409
    431,239                                 GE Capital Corp., 0.31%, 10/6/10              431,239
    428,313                                 GE Capital Corp., 0.35%, 10/21/10             428,313
  1,187,532                                 GE Capital Corp., 0.43%, 8/20/10            1,187,532
  1,978,120                                 GE, 0.30%, 1/26/11                          1,978,120
  3,165,366                                 HNDAF, 0.17%, 5/4/10                        3,165,366
  4,748,064                                 INDFG, 0.20%, 5/3/10                        4,748,064
    395,669                                 INDFG, 0.21%, 5/4/10                          395,669
    441,243                                 John Deere Capital Corp., 0.33%,
                                            7/16/10                                       441,243
  3,347,840                                 JPMorgan Chase & Co., 0.57%, 9/24/10        3,347,840
  2,373,755                                 Kithaw, 0.20%, 5/24/10                      2,373,755
  1,621,690                                 Kithaw, 0.16%, 5/5/10                       1,621,690
  1,581,733                                 NABPP, 0.28%, 7/19/10                       1,581,733
  1,582,626                                 Old LLC, 0.18%, 5/11/10                     1,582,626
  1,582,690                                 Ranger, 0.18%, 5/3/10                       1,582,690
  4,486,250                                 Santander, 0.30%, 7/23/10                   4,486,250
  3,954,732                                 SOCNAM, 0.28%, 7/6/10                       3,954,732
  1,186,998                                 SRCPP, 0.19%, 5/6/10                        1,186,998
  2,768,394                                 SRCPP, 0.26%, 7/7/11                        2,768,394
    769,013                                 STRAIT, 0.18%, 5/7/10                         769,013
  1,582,424                                 STRAIT, 0.20%, 6/2/10                       1,582,424
  1,978,288                                 TB LLC, 0.19%, 5/10/10                      1,978,288
  1,977,889                                 TB LLC, 0.23%, 6/9/10                       1,977,889
  3,956,764                                 Toyota Motor Credit Corp., 0.23%,
                                            1/10/11                                     3,956,764
    606,218                                 US Bancorp, 0.30%, 5/28/10                    606,218
    847,984                                 US Bancorp, 0.65%, 5/6/10                     847,984
    395,846                                 US Bancorp, 0.66%, 6/4/10                     395,846
  3,954,022                                 VARFUN, 0.29%, 7/26/10                      3,954,022
  2,374,231                                 Wachovia, 0.36%, 3/22/11                    2,374,231
  1,115,228                                 Wal Mart Stores, Inc., 0.22%, 7/1/10        1,115,228
  1,582,334                                 WFC, 0.33%, 12/2/10                         1,582,334
  3,956,049                                 WSTPAC, 0.25%, 5/27/10                      3,956,049
                                                                                   --------------
                                                                                   $   84,023,667
-------------------------------------------------------------------------------------------------
                                            Tri-party Repurchase Agreements:
  5,935,144                                 Barclays, 0.18%, 5/3/10                $    5,935,144
 12,144,811                                 Deutsche Bank, 0.02%, 5/3/10               12,144,811
 11,870,291                                 RBS Securities, Inc., 0.01%, 5/3/10        11,870,291
                                                                                   --------------
                                                                                   $   29,950,246
                                                                                   --------------
                                            Total Securities Lending Collateral    $  150,804,087
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer High Yield Fund | Semiannual Report | 4/30/10

------------------------------------------------------------------------------------------
Principal   Floating    S&P/Moody's
Amount      Rate (d)    Ratings                                             Value
------------------------------------------------------------------------------------------
                                         TOTAL TEMPORARY CASH INVESTMENTS
                                         (Cost $84,472,525)                 $  232,164,087
------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENT IN SECURITIES -- 105.1%
                                         (Cost $2,985,863,800) (a)          $3,203,634,873
------------------------------------------------------------------------------------------
                                         OTHER ASSETS AND
                                         LIABILITIES -- (5.1)%              $ (155,715,313)
------------------------------------------------------------------------------------------
                                         TOTAL NET ASSETS -- 100.0%         $3,047,919,560
==========================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

PIK    Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2010, the value of these securities amounted to $354,261,928 or 11.6% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


(a) At April 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $3,002,374,348, was as follows:

           Aggregate gross unrealized gain for all investments in which there is an
             excess of value over tax cost                                             $ 359,107,930
           Aggregate gross unrealized loss for all investments in which there is an
             excess of tax cost over value                                              (157,847,405)
                                                                                       -------------
           Net unrealized gain                                                         $ 201,260,525
                                                                                       =============

(b)    At April 30, 2010, the following securities were out on loan:


----------------------------------------------------------------------------------------
Principal
Amount ($)           Description                                                Value
----------------------------------------------------------------------------------------
       735,000     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)           $  701,925
     2,425,000     Alliance One International, Inc., 5.5%, 7/15/14 (144A)      2,967,594
     9,878,000     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)          10,668,240
     2,000,000     Allison Transmission, Inc., 11.25%, 11/1/15 (144A)          2,160,000
     5,572,000     Baldor Electric, Co., 8.625%, 2/15/17                       5,892,390
         5,000     Bausch & Lomb, Inc., 9.875%, 11/1/15                            5,281
     8,216,000     Cricket Communications, Inc., 9.375%, 11/1/14               8,493,290
       240,000     Dollar Financial Corp., 2.875%, 6/30/27 (144A)                219,300

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    43

---------------------------------------------------------------------------------------------
Principal
Amount ($)                Description                                              Value
---------------------------------------------------------------------------------------------
         7,378,000      First Data Corp., 9.875%, 9/24/15                        $  6,750,870
         1,600,000      New Communications Holdings, Inc., 8.75%, 4/15/22           1,648,000
         9,201,000      General Cable Corp., 7.125%, 4/1/17                         9,212,501
         2,520,000      Graphic Packaging Co., 9.5%, 8/15/13                        2,589,300
         2,350,000      Greenbrier Co., Inc., 2.375%, 5/15/26                       2,056,250
         1,680,000      HCA, Inc., 9.875%, 2/15/17                                  1,856,400
         3,625,000      MannKind Corp., 3.75%, 12/15/13                             2,365,313
         2,000,000      Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A) (e)          500,000
         5,105,000      Sally Holdings LLC, 10.5%, 11/15/16                         5,602,738
           100,000      SAVVIS, Inc., 3.0%, 5/15/12                                    94,750
        19,343,000      TXU Energy Co., 10.25%, 11/1/15                            14,507,250
        17,423,039      Univision Communications, Inc., 9.75%, 3/15/15 PIK
                        (144A)                                                     15,811,408
         5,867,000      Yankee Acquisition Corp., 8.5%, 2/15/15                     6,087,013
         3,988,000      Yankee Acquisition Corp., 9.75%, 2/15/17                    4,167,460
---------------------------------------------------------------------------------------------
         Shares
---------------------------------------------------------------------------------------------
         1,277,400      Alliance One International, Inc. *                          6,501,966
           115,000      ESCO Technologies, Inc.                                     3,547,750
            89,300      General Cable Corp. *                                       2,551,301
            21,100      General Communication, Inc. *                                 129,765
             5,100      Geoeye, Inc. *                                                145,350
            90,000      Georgia Gulf Corp. *                                        1,848,600
             4,300      International Game Technology, Inc.                            90,644
            56,800      Itron, Inc. *                                               4,521,848
           538,200      SandRidge Energy, Inc. *                                    4,041,882
           421,000      Scientific Games Corp. *                                    6,192,910
            18,200      Service Corp. International                                   163,436
           108,200      Sonic Automotive, Inc. *                                    1,155,576
           163,200      Texas Industries, Inc.                                      6,175,488
             6,600      Windstream Corp.                                               72,930
            35,300      WMS Industries, Inc. *                                      1,765,706
---------------------------------------------------------------------------------------------
                        Total                                                    $143,262,425
=============================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2010 aggregated $416,896,026 and $598,722,691, respectively.


The accompanying notes are an integral part of these financial statements.

44    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of April 30, 2010, in valuing the Portfolio's assets:


--------------------------------------------------------------------------------------------------------------
                                             Level 1          Level 2            Level 3        Total
--------------------------------------------------------------------------------------------------------------
 Asset backed securities                    $          --    $     2,182,889    $        --    $     2,182,889
 Collateralized mortgage obligations                   --          1,585,000             --          1,585,000
 Corporate bonds                                       --      1,535,835,460             --      1,535,835,460
 Convertible bonds                                     --        630,918,208             --        630,918,208
 Municipal bonds                                       --          1,000,000             --          1,000,000
 Municipal collateralized debt obligation              --                 --             --                 --
 Foreign government bonds                              --                 --             --                 --
 Senior floating rate loan interests                   --        157,528,347      1,645,477        159,173,824
 Fixed rate loan interests                             --                 --             --                 --
 Common stocks                                470,279,547                 --        216,146        470,495,693
 Convertible preferred stock                   69,037,627         96,268,338             --        165,305,965
 Warrants                                              --          4,973,747             --          4,973,747
 Temporary cash investments                            --        232,164,087             --        232,164,087
 Mutual funds                                          --                 --             --                 --
--------------------------------------------------------------------------------------------------------------
 Total                                      $ 539,317,174    $ 2,662,456,076    $ 1,861,623    $ 3,203,634,873
==============================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------------------------------
                                                                            Senior
                                                             Common         Floating Rate
                                                             Stocks         Loans             Total
--------------------------------------------------------------------------------------------------------
 Balance as of 10/31/09                                       $      --     $ 1,043,970      $ 1,043,970
 Realized gain (loss)                                                --              --               --
 Change in unrealized appreciation (depreciation)(1)                 --              --               --
 Net purchases (sales)                                               --              --               --
 Transfers in and out of Level 3                                216,146         601,507          817,653
--------------------------------------------------------------------------------------------------------
 Balance as of 4/30/10                                        $ 216,146     $ 1,645,477      $ 1,861,623
========================================================================================================


The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    45

Statement of Assets and Liabilities | 4/30/10 (unaudited)

ASSETS:
  Investment in securities, at fair value (including securities loaned of
   $143,262,425) (cost $2,985,863,800)                                        $3,203,634,873
  Cash                                                                            17,929,981
  Receivables --
   Investment securities sold                                                      1,601,152
   Fund shares sold                                                                4,315,266
   Dividends and interest                                                         42,662,814
   Due from Pioneer Investment Management, Inc.                                          456
  Other                                                                               63,749
--------------------------------------------------------------------------------------------
     Total assets                                                             $3,270,208,291
--------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                            $   61,676,486
   Fund shares repurchased                                                         5,934,089
   Dividends                                                                       3,150,771
   Upon return of securities loaned                                              150,804,087
  Due to affiliates                                                                  560,623
  Accrued expenses                                                                   162,675
--------------------------------------------------------------------------------------------
     Total liabilities                                                        $  222,288,731
--------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                             $3,127,581,289
  Distributions in excess of net investment income                               (12,873,326)
  Accumulated net realized loss on investments                                  (284,559,476)
  Net unrealized gain on investments                                             217,771,073
--------------------------------------------------------------------------------------------
     Total net assets                                                         $3,047,919,560
============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,554,096,896/160,754,409 shares)                        $         9.67
  Class B (based on $312,562,181/32,155,398 shares)                           $         9.72
  Class C (based on $655,912,303/66,785,590 shares)                           $         9.82
  Class R (based on $103,622,524/9,602,029 shares)                            $        10.79
  Class Y (based on $419,822,486/43,439,458 shares)                           $         9.66
  Class Z (based on $1,903,170/198,069 shares)                                $         9.61
MAXIMUM OFFERING PRICE:
  Class A ($9.67 [divided by] 95.5%)                                          $        10.13
============================================================================================


The accompanying notes are an integral part of these financial statements.

46    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Statement of Operations (unaudited)

For the Six Months Ended 4/30/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $801)        $5,348,538
  Interest                                                 87,610,062
  Income from securities loaned, net                          179,552
----------------------------------------------------------------------------------------
     Total investment income                                                $ 93,138,152
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $9,011,927
  Transfer agent fees
   Class A                                                    802,184
   Class B                                                    360,587
   Class C                                                    364,601
   Class R                                                     10,110
   Class Y                                                     19,094
   Class Z                                                      1,787
  Distribution fees
   Class A                                                  1,783,240
   Class B                                                  1,730,757
   Class C                                                  3,061,802
   Class R                                                    279,522
  Shareholder communications expense                        1,294,998
  Administrative reimbursements                               428,761
  Custodian fees                                               32,395
  Registration fees                                            82,735
  Professional fees                                            79,703
  Printing expense                                             46,598
  Fees and expenses of nonaffiliated trustees                  45,737
  Miscellaneous                                               177,428
----------------------------------------------------------------------------------------
     Total expenses                                                         $ 19,613,966
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                          (703)
----------------------------------------------------------------------------------------
     Net expenses                                                           $ 19,613,263
----------------------------------------------------------------------------------------
       Net investment income                                                $ 73,524,889
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $ 33,590,101
  Change in net unrealized loss on investments                              $267,274,472
----------------------------------------------------------------------------------------
  Net gain on investments                                                   $300,864,573
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $374,389,462
========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    47

Statements of Changes in Net Assets

For the Six Months Ended 4/30/10 and the Year Ended 10/31/09, respectively

                                                            Six Months
                                                            Ended
                                                            4/30/10              Year Ended
                                                            (unaudited)          10/31/09
FROM OPERATIONS:
Net investment income                                        $   73,524,889      $  166,863,186
Net realized gain (loss) on investments                          33,590,101        (311,435,025)
Change in net unrealized gain on investments                    267,274,472         949,634,539
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $  374,389,462      $  805,062,700
================================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.25 and $0.61 per share, respectively)         $  (38,678,084)     $  (89,468,028)
   Class B ($0.21 and $0.56 per share, respectively)             (7,952,052)        (28,088,184)
   Class C ($0.22 and $0.58 per share, respectively)            (14,288,120)        (40,305,401)
   Class R ($0.26 and $0.67 per share, respectively)             (2,887,390)         (7,624,335)
   Class Y ($0.27 and $0.65 per share, respectively)            (11,115,035)        (25,810,046)
   Class Z ($0.26 and $0.65 per share, respectively)                (46,093)            (50,842)
Net realized gain:
   Class A ($0.00 and $0.09 per share, respectively)                     --         (12,024,228)
   Class B ($0.00 and $0.09 per share, respectively)                     --          (4,927,662)
   Class C ($0.00 and $0.09 per share, respectively)                     --          (6,192,743)
   Class R ($0.00 and $0.09 per share, respectively)                     --            (941,525)
   Class Y ($0.00 and $0.09 per share, respectively)                     --          (3,391,108)
   Class Z ($0.00 and $0.09 per share, respectively)                     --              (5,411)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $  (74,966,774)     $ (218,829,513)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $  617,741,491      $1,120,458,805
Reinvestment of distributions                                    53,869,699         154,342,860
Cost of shares repurchased                                     (812,401,648)     (1,105,819,266)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                 $ (140,790,458)     $  168,982,399
------------------------------------------------------------------------------------------------
   Net increase in net assets                                $  158,632,230      $  755,215,586
NET ASSETS:
Beginning of period                                          $2,889,287,330      $2,134,071,744
------------------------------------------------------------------------------------------------
End of period                                                $3,047,919,560      $2,889,287,330
------------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $  (12,873,326)     $  (11,431,441)
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

48    Pioneer High Yield Fund | Semiannual Report | 4/30/10

--------------------------------------------------------------------------------------------------------
                                  '10 Shares         '10 Amount          '09 Shares         '09 Amount
                                  (unaudited)        (unaudited)
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                           45,630,393     $ 425,175,214           99,829,912     $681,835,019
Reinvestment of distributions          3,314,063        30,431,901           11,760,768       80,595,618
Less shares repurchased              (49,060,143)     (446,066,975)         (84,521,880)    (584,125,579)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)              (115,687)    $   9,540,140           27,068,800     $178,305,058
========================================================================================================
Class B
Shares sold                              841,550     $   7,808,147            4,614,511     $ 30,519,474
Reinvestment of distributions            556,131         5,124,837            2,831,923       19,119,535
Less shares repurchased              (12,348,827)     (114,315,525)         (18,728,332)    (132,206,352)
--------------------------------------------------------------------------------------------------------
   Net decrease                      (10,951,146)    $(101,382,541)         (11,281,898)    $(82,567,343)
========================================================================================================
Class C
Shares sold                            9,263,113     $  89,556,534           24,074,469     $159,613,308
Reinvestment of distributions            976,810         9,103,787            4,168,622       28,797,538
Less shares repurchased              (14,213,067)     (131,046,696)         (25,652,386)    (175,055,921)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (3,973,144)    $ (32,386,375)           2,590,705     $ 13,354,925
========================================================================================================
Class R
Shares sold                            1,181,754     $  12,122,682            5,177,337     $ 40,540,262
Reinvestment of distributions            270,258         2,764,549            1,055,590        8,080,989
Less shares repurchased               (4,207,613)      (43,040,331)          (3,956,843)     (31,508,458)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (2,755,601)    $ (28,153,100)           2,276,084     $ 17,112,793
========================================================================================================
Class Y
Shares sold                            8,909,888     $  82,159,637           28,310,480     $206,797,888
Reinvestment of distributions            698,545         6,426,184            2,607,357       17,722,878
Less shares repurchased               (8,484,436)      (77,435,597)         (24,884,401)    (182,617,098)
--------------------------------------------------------------------------------------------------------
   Net increase                        1,123,997     $  11,150,224            6,033,436     $ 41,903,668
========================================================================================================
Class Z
Shares sold                              100,218     $     919,277              153,927     $  1,152,854
Reinvestment of distributions              2,000            18,441                3,747           26,302
Less shares repurchased                  (54,331)         (496,524)             (42,673)        (305,858)
--------------------------------------------------------------------------------------------------------
   Net increase                           47,887     $     441,194              115,001     $    873,298
========================================================================================================


The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    49

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                Ended            Year            Year         Year          Year           Year
                                                4/30/10          Ended          Ended        Ended         Ended          Ended
                                                (unaudited)      10/31/09       10/31/08     10/31/07      10/31/06       10/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period            $     8.69      $     6.99     $   11.51    $    11.13    $    11.18     $    11.73
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
 operations:
 Net investment income                          $     0.25      $     0.54     $    0.56    $     0.50    $     0.55     $     0.59
 Net realized and unrealized gain (loss)
  on investments                                      0.98            1.87         (3.98)         0.88          0.49          (0.20)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                   $     1.23      $     2.41     $   (3.42)   $     1.38    $     1.04     $     0.39
Distributions to shareowners:
 Net investment income                               (0.25)          (0.61)        (0.53)        (0.51)        (0.57)         (0.54)
 Net realized gain                                      --           (0.09)        (0.57)        (0.49)        (0.52)         (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value      $     0.98      $     1.70     $   (4.52)   $     0.38    $    (0.05)    $    (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     9.67      $     8.69     $    6.99    $    11.51    $    11.13     $    11.18
====================================================================================================================================
Total return*                                        14.30%          37.79%      (32.18)%        13.10%         9.98%          3.49%
Ratio of net expenses to average net assets+          1.15%**         1.25%        1.20%          1.10%         1.11%          1.06%
Ratio of net investment income to average
 net assets+                                          5.31%**         7.41%        5.63%          4.50%         5.02%          5.30%
Portfolio turnover rate                                 30%**           45%          29%            27%           19%            24%
Net assets, end of period (in thousands)        $1,554,097      $1,398,692     $935,580     $1,789,612    $2,192,694     $2,585,620
Ratios with no waiver of fees by the Adviser
 and no reduction for fees paid indirectly:
 Net expenses                                         1.15%**         1.25%        1.20%          1.10%         1.11%          1.06%
 Net investment income                                5.31%**         7.41%        5.63%          4.50%         5.02%          5.30%
Ratios with waiver of fees by the Adviser
 and reduction for fees paid indirectly:
 Net expenses                                         1.15%**         1.25%        1.20%          1.10%         1.10%          1.06%
 Net investment income                                5.31%**         7.41%        5.63%          4.50%         5.03%          5.30%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

50  Pioneer High Yield Fund | Semiannual Report | 4/30/10

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended           Year          Year          Year         Year           Year
                                                  4/30/10         Ended         Ended         Ended        Ended          Ended
                                                  (unaudited)     10/31/09      10/31/08      10/31/07     10/31/06       10/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period              $   8.74       $   7.03      $  11.56       $  11.18    $    11.22     $     11.78
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
 operations:
 Net investment income                            $   0.19       $   0.48      $   0.49       $   0.42    $     0.47     $     0.51
 Net realized and unrealized gain (loss)
  on investments                                      0.99           1.89         (3.99)          0.88          0.50          (0.21)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                     $   1.19       $   2.37      $  (3.50)      $   1.30    $     0.97     $     0.30
Distributions to shareowners:
 Net investment income                               (0.21)         (0.56)        (0.46)         (0.43)        (0.49)         (0.46)
 Net realized gain                                      --          (0.09)        (0.57)         (0.49)        (0.52)         (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $   0.98       $   1.71      $  (4.53)      $   0.38    $    (0.04)    $    (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   9.72       $   8.74      $   7.03       $  11.56    $    11.18     $    11.22
====================================================================================================================================
Total return*                                        13.75%         36.89%       (32.72)%        12.23%         9.25%          2.61%
Ratio of net expenses to average net assets+          1.96%**        2.04%         1.91%          1.86%         1.84%          1.83%
Ratio of net investment income to average
 net assets+                                          4.53%**        6.84%         4.90%          3.75%         4.30%          4.54%
Portfolio turnover                                      30%**          45%           29%            27%           19%            24%
Net assets, end of period (in thousands)          $312,562       $376,790      $382,124       $813,963    $1,063,908     $1,323,749
Ratios with no waiver of fees by the Adviser
 and no reduction for fees paid indirectly:
 Net expenses                                         1.96%**        2.04%         1.91%          1.86%         1.84%          1.83%
 Net investment income                                4.53%**        6.84%         4.90%          3.75%         4.30%          4.54%
Ratios with waiver of fees by the Adviser
 and reduction for fees paid indirectly:
 Net expenses                                         1.96%**        2.04%         1.90%          1.85%         1.83%          1.83%
 Net investment income                                4.53%**        6.84%         4.91%          3.76%         4.31%          4.54%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.


The accompanying notes are an integral part of these financial statements.

                       Pioneer High Yield Fund | Semiannual Report | 4/30/10  51

------------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended           Year          Year          Year         Year           Year
                                                 4/30/10         Ended         Ended         Ended        Ended          Ended
                                                 (unaudited)     10/31/09      10/31/08      10/31/07     10/31/06       10/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period              $   8.83       $   7.10      $  11.68       $  11.28    $    11.32     $    11.88
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
 operations:
 Net investment income                            $   0.21       $   0.49      $   0.50       $   0.43    $     0.48     $     0.51
 Net realized and unrealized gain (loss)
 on investments                                       1.00           1.91         (4.05)          0.90          0.50          (0.20)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                     $   1.21       $   2.40      $  (3.55)      $   1.33    $     0.98     $     0.31
Distributions to shareowners:
 Net investment income                               (0.22)         (0.58)        (0.46)         (0.44)        (0.50)         (0.47)
 Net realized gain                                      --          (0.09)        (0.57)         (0.49)        (0.52)         (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $   0.99       $   1.73      $  (4.58)      $   0.40    $    (0.04)    $    (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   9.82       $   8.83      $   7.10       $  11.68    $    11.28     $    11.32
====================================================================================================================================
Total return*                                        13.80%         37.01%       (32.78)%        12.35%          9.22%         2.65%
Ratio of net expenses to average net assets+          1.87%**        1.98%         1.89%          1.85%          1.82%         1.81%
Ratio of net investment income to average
 net assets+                                          4.60%**        6.78%         4.94%          3.76%          4.33%         4.56%
Portfolio turnover rate                                 30%**          45%           29%            27%            19%           24%
Net assets, end of period (in thousands)          $655,912       $624,726      $483,992       $964,063    $1,247,550     $1,620,355
Ratios with no waiver of fees by the Adviser
 and no reduction for fees paid indirectly:
 Net expenses                                         1.87%**        1.98%         1.89%          1.85%         1.82%          1.81%
 Net investment income                                4.60%**        6.78%         4.94%          3.76%         4.33%          4.56%
Ratios with waiver of fees by the Adviser
 and reduction for fees paid indirectly:
 Net expenses                                         1.87%**        1.98%         1.89%          1.85%         1.81%          1.81%
 Net investment income                                4.60%**        6.78%         4.94%          3.76%         4.34%          4.56%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

52  Pioneer High Yield Fund | Semiannual Report | 4/30/10

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended           Year         Year           Year         Year        Year
                                                      4/30/10         Ended        Ended          Ended        Ended       Ended
                                                      (unaudited)     10/31/09     10/31/08       10/31/07     10/31/06    10/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                  $   9.70        $   7.79     $   12.74      $  12.28     $  12.29    $  12.88
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
 operations:
 Net investment income                                $   0.24        $   0.58     $   0.60       $   0.53     $   0.56    $   0.66
 Net realized and unrealized gain (loss)
  on investments                                          1.11            2.09        (4.42)          0.96         0.56       (0.28)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                         $   1.35        $   2.68     $  (3.82)      $   1.49     $   1.12    $   0.38
Distributions to shareowners:
 Net investment income                                   (0.26)          (0.67)       (0.56)         (0.54)       (0.61)      (0.57)
 Net realized gain                                          --           (0.09)       (0.57)         (0.49)       (0.52)      (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   1.09        $   1.91     $  (4.95)      $   0.46     $  (0.01)   $  (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.79        $   9.70     $   7.79       $  12.74     $  12.28    $  12.29
====================================================================================================================================
Total return*                                            14.10%          37.73%      (32.36)%        12.76%        9.67%       3.04%
Ratio of net expenses to average net assets+              1.48%**         1.47%        1.47%          1.34%        1.45%       1.29%
Ratio of net investment income to average
 net assets+                                              5.01%**         7.23%        5.44%          4.24%        4.60%       5.12%
Portfolio turnover rate                                     30%**           45%          29%            27%          19%         24%
Net assets, end of period (in thousands)              $103,623        $119,846     $ 78,537       $ 98,353     $ 54,188    $ 29,410
Ratios with no waiver of fees by the Adviser
 and no reduction for fees paid indirectly:
 Net expenses                                             1.48%**         1.47%        1.47%          1.34%        1.45%       1.24%
 Net investment income                                    5.01%**         7.23%        5.44%          4.24%        4.60%       5.12%
Ratios with waiver of fees by the Adviser
 and reduction for fees paid indirectly:
 Net expenses                                             1.48%**         1.47%        1.47%          1.34%        1.45%       1.29%
 Net investment income                                    5.01%**         7.23%        5.44%          4.24%        4.60%       5.12%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Yield Fund | Semiannual Report | 4/30/10  53

Financial Highlights (continued)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year         Year           Year         Year        Year
                                                       4/30/10        Ended        Ended          Ended        Ended       Ended
                                                      (unaudited)     10/31/09     10/31/08       10/31/07     10/31/06    10/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                   $   8.69       $   6.99     $   11.48      $  11.11     $  11.16    $  11.70
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                 $   0.26       $   0.57     $    0.60      $   0.55     $   0.59    $   0.65
 Net realized and unrealized gain (loss)
  on investments                                           0.97           1.87         (3.95)         0.87         0.49       (0.21)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations   $   1.24       $   2.44     $   (3.35)     $   1.42     $   1.08    $   0.44
Distributions to shareowners:
 Net investment income                                    (0.27)         (0.65)        (0.57)        (0.56)       (0.61)      (0.58)
 Net realized gain                                           --          (0.09)        (0.57)        (0.49)       (0.52)      (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $   0.97       $   1.70     $   (4.49)     $   0.37     $  (0.05)   $  (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   9.66       $   8.69     $    6.99      $  11.48     $  11.11    $  11.16
====================================================================================================================================
Total return*                                             14.42%         38.59%       (31.79)%      13.48%        10.43%       3.92%
Ratio of net expenses to average net assets+               0.75%**        0.78%         0.76%        0.71%         0.68%       0.70%
Ratio of net investment income to average net assets+      5.71%**        7.95%         6.15%        4.88%         5.39%       5.67%
Portfolio turnover rate                                      30%**          45%           29%          27%           19%         24%
Net assets, end of period (in thousands)               $419,822       $367,933      $253,593      $317,661     $265,107    $180,314
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                              0.75%**        0.78%         0.76%         0.71%        0.68%       0.70%
 Net investment income                                     5.71%**        7.95%         6.15%         4.88%        5.39%       5.67%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                              0.75%**        0.78%         0.76%         0.71%        0.68%       0.70%
 Net investment income                                     5.71%**        7.95%         6.15%         4.88%        5.39%       5.67%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.

The accompanying notes are an integral part of these financial statements.


54  Pioneer High Yield Fund | Semiannual Report | 4/30/10

                                                                           Six Months
                                                                           Ended          Year         Year
                                                                           4/30/10        Ended        Ended        7/6/07 to
                                                                           (unaudited)    10/31/09     10/31/08     10/31/07 (a)
Class Z
Net asset value, beginning of period                                       $ 8.65         $ 7.01       $ 11.51      $ 11.42
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $ 0.26         $ 0.58       $  0.60      $  0.17
 Net realized and unrealized gain (loss) on investments                      0.95           1.80         (3.95)        0.09
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $ 1.22         $ 2.38       $ (3.35)     $  0.26
Distributions to shareowners:
 Net investment income                                                      (0.26)         (0.65)        (0.58)       (0.17)
 Net realized gain                                                             --          (0.09)        (0.57)          --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ 0.96         $ 1.64       $ (4.50)     $  0.09
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.61         $ 8.65       $  7.01      $ 11.51
=================================================================================================================================
Total return*                                                               14.30  %       37.48%       (31.76)%       2.35%(b)
Ratio of net expenses to average net assets+                                 0.85%**        0.85%         0.85%        0.67%**
Ratio of net investment income to average net assets+                        5.58%**        7.49%         6.34%        4.92%**
Portfolio turnover rate                                                        30%**          45%           29%          27%(b)
Net assets, end of period (in thousands)                                   $1,903         $1,300       $   247      $   101
Ratios with no waiver of fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                0.94%**        0.98%         1.02%        0.67%**
 Net investment income                                                       5.49%**        7.36%         6.17%        4.92%**
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                0.85%**        0.85%         0.85%        0.67%**
 Net investment income                                                       5.58%**        7.49%         6.34%        4.92%**
=================================================================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                       Pioneer High Yield Fund | Semiannual Report | 4/30/10  55

Notes to Financial Statements | 4/30/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic


56    Pioneer High Yield Fund | Semiannual Report | 4/30/10
uncertainty or change, than higher rated debt securities. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At April 30, 2010 two securities was valued using fair value methods (other than securities valued using prices supplied by independent pricing services)


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    57
   representing 0.1% of net assets. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year The tax character of distributions paid during the year ended October 31, 2009 was as follows:


58    Pioneer High Yield Fund | Semiannual Report | 4/30/10

--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $191,293,201
Long-term capital gain                                                27,536,312
--------------------------------------------------------------------------------
   Total                                                            $218,829,513
================================================================================

The following shows the components of distributable earnings on a federal income tax basis at October 31, 2009:

--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $   4,443,317
Capital loss carryforward                                          (313,396,619)
Current year dividend payable                                        (4,117,168
Unrealized depreciation                                             (66,013,947)
--------------------------------------------------------------------------------
   Total                                                          $(379,084,417)
================================================================================

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $65,725 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2010.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    59
   to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year


60    Pioneer High Yield Fund | Semiannual Report | 4/30/10
ended April 30, 2010, the effective management fee was equivalent to 0.63% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2012 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $55,020 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2010


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended April 30, 2010, such out-of-pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $  726,915
 Class B                                                                 107,894
 Class C                                                                 203,702
 Class R                                                                 149,767
 Class Y                                                                 106,456
 Class Z                                                                     264
--------------------------------------------------------------------------------
    Total                                                             $1,294,998
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $423,236 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2010.


4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    61
regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class
C shares. Pursuant to the Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $82,367 in distribution fees payable to PFD at April 30, 2010.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2010, CDSCs in the amount of $125,584 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended April 30, 2010, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund has a $75 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $75 million or the limit set for borrowings by the Fund's prospectus and the 1940 act. Interest on borrowings is payable at the higher of the Federal Funds Rate as in effect on that day, plus 1.25% on an annualized basis the overnight London Interbank Offered


62    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Rate (LIBOR) as in effect on that day plus 1.25% on an annualized basis. The Fund pays a quarterly commitment fee for this facility.

For the six months ended April 30, 2010, the average daily amount of borrowings outstanding during the period was $2,267,099. The related weighted average annualized interest rate for the period was 1.42%, and the total interest expense on such borrowings was $16,199. As of April 30, 2010, there were no borrowings outstanding.


Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    63

Approval of Investment Advisory Agreement (unaudited)


Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


64    Pioneer High Yield Fund | Semiannual Report | 4/30/10

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2009 and in the first quintile of its Morningstar category for the ten year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the Fund's performance was heavily impacted by its performance during the market events in 2008. They discussed the reasons for the Fund's underperformance with PIM in view of the Fund's investment approach and the market conditions present during the relevant periods, and were satisfied with the information presented by PIM with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the fifth quintile relative to its Strategic Insight peer group for the comparable


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    65
period. The Trustees also considered the impact of the Fund's transfer agency expenses on its expense ratio.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


66    Pioneer High Yield Fund | Semiannual Report | 4/30/10

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/10    67

Trustees, Officers and Service Providers

Trustees                        Officers
John F. Cogan, Jr., Chairman    John F. Cogan, Jr., President
David R. Bock                   Daniel K. Kingsbury, Executive Vice President
Mary K. Bush                    Mark E. Bradley, Treasurer
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


68    Pioneer High Yield Fund | Semiannual Report | 4/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 28, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 28, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 28, 2010

* Print the name and title of each signing officer under his or her signature.